EXHIBIT 10.31

[***] - Confidential portions of this document have been redacted and filed separately with the Commission.

PURCHASE AND SALE CONTRACT

1.	PARTIES.

This Purchase and Sale Contract (this "Contract") is made between REXFORD PARK INVESTORS, LLC, a Delaware limited liability company ("Seller"), and LENDINGTREE, LLC, a Delaware limited liability company ("Purchaser").

2.	PROPERTY.

For and in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase and take from Seller, subject to and in accordance with all of terms and conditions of this Contract, all of the Seller's right, title, and interest in and to all of the following described property including any and all rights to oil, gas and other minerals, the royalties, bonuses, rentals and all other rights in connection with the same (collectively, the "Property"):
2.1    Land. The land more particularly described in Exhibit "A" attached hereto and incorporated herein by reference (the "Land") commonly known as Rexford Park I & II located at 2100 and 2115 Rexford Road, Charlotte, North Carolina, together with all of Seller's right, title and interest in and to all easements and other appurtenances (if any) to the Land.

2.2    Improvements. All buildings, structures and other improvements located on the Land and equipment serving the same (collectively, the "Improvements"). The Land and Improvements are collectively referred to herein as the "Real Property".

2.3    Leases. The Seller’s interest as landlord in, to and under all leases relating to the Property, or any portion thereof, as amended from time to time, and in effect on the date of Closing, as hereinafter defined (collectively, the "Leases") and all guaranties (if any) relating to the Leases.

2.4    Contracts. The Seller’s interest as the owner of the Property in, to and under the contracts and agreements relating to the Property with the parties identified in Exhibit "B" or are hereafter executed by Seller in accordance with Section 7.1.3 of this Contract, which in either case remain in effect on the date of Closing (collectively, the "Property Agreements"), excluding the existing management and leasing agreements which will be terminated at or prior to the Closing.

2.5    Tangible Property. All tangible personal property used by Seller in connection with the ownership or operation of the Improvements, provided the same are now owned or are acquired by Seller prior to the Closing (collectively, the "Tangible Property").

2.6    Intangible Property. To the extent assignable or transferable, all plans and specifications for the Improvements and any permits, approvals, licenses, warranties and intangible personal property, if any, relating to the Property (collectively, the "Intangible Property").

3.CONSIDERATION.

3.1    Purchase Price; Earnest Money. The purchase price for the Property shall be Twenty-Four Million Nine Hundred Thousand and No/100 Dollars ($24,900,000.00) (the "Purchase Price"), which shall be paid as follows:

(a)
Five Hundred Thousand Dollars ($500,000.00) (the "First Deposit") shall be deposited by Purchaser into escrow with Chicago Title Insurance Company, 200 S. Tryon Street, Suite 800, Charlotte, NC  28202, Attention: Scott Mansfield ("Escrow Agent") in immediately available funds no later than three (3) Business Days (as defined below) after the execution of this Contract by Purchaser and Seller (the date on which the later of Seller or Purchaser executes this Contract and delivers a copy to the counterparty is called the "Effective Date");

(b)
An additional Five Hundred Thousand Dollars ($500,000.00) (the "Second Deposit") in immediately available funds shall be deposited by Purchaser into escrow with Escrow Agent no later than three (3) Business Days after the expiration of the Due Diligence Period (as defined below); and

(c)
The balance of the Purchase Price, subject to the adjustments, credits and prorations provided in this Contract, shall be deposited by Purchaser into escrow with the Escrow Agent in immediately available funds on or prior to the Closing Date as required by Section 9.3 to allow for the consummation of the Closing pursuant to this Contract on the Closing Date.

The First Deposit and Second Deposit shall, upon receipt, be deposited by the Escrow Agent into a non-interest bearing account or, if elected by Purchaser, in an interest-bearing account, with such interest reportable as interest earned by Purchaser. If the Purchaser fails to make the First Deposit as required under Section 3.1(a) above, then this Contract shall automatically terminate and become null and void, and neither party shall have any further rights or obligations under this Contract. The First Deposit and the Second Deposit, when made, and all accrued interest, if any, on such deposits are collectively called the "Earnest Money." All fees or costs charged by Escrow Agent for depositing the Earnest Money in an interest bearing account shall be paid by Purchaser. Seller and Purchaser shall execute all documents reasonably required by Escrow Agent in connection with the Earnest Money.
3.2    Further Application of Earnest Money. In the event that the Closing is consummated, all Earnest Money will be applied in partial satisfaction of the Purchase Price. If, however, the Closing is not consummated, the Earnest Money will be delivered to Seller as liquidated damages as provided in Section 12.2 or returned to Purchaser by the Escrow Agent as elsewhere expressly provided in this Contract.

3.3    Dispute as to Earnest Money. The Escrow Agent shall hold in and disburse from escrow any monies and documents held by it under this Contract in accordance with the terms and provisions of this Contract. The Escrow Agent shall not be liable for any actions taken by it in good faith, but only for its breach of its obligations under this Contract, negligence or willful misconduct. Each party agrees to indemnify and hold the Escrow Agent harmless from and against any and all claims, demands, losses, liabilities, damages, fees, costs and expenses (including reasonable attorneys’ fees and costs through all trial, appellate and post-judgment levels and proceedings) which the Escrow Agent may incur in its capacity as escrow agent under this Contract, except for any such claim, demand, loss, liability, damage, fee, cost and/or expense incurred as a result of the Escrow Agent’s breach of its obligations under this Contract, negligence or willful misconduct. In the event of a dispute with respect to the right to receive the Earnest Money, the Escrow Agent may interplead the Earnest Money into a court of competent jurisdiction. All reasonable attorneys' fees and costs and Escrow Agent's costs and expenses incurred in connection with such interpleader will be assessed against the party that is not awarded the Earnest Money or, if the Earnest Money is distributed in part to both parties, then in the inverse proportion of such distribution.

3.4    Independent Consideration. Notwithstanding anything to the contrary contained herein, One Hundred and No/100 Dollars ($100.00) of the Earnest Money shall be paid to Seller as independent consideration for entering into this Contract (the “Independent Consideration”), and shall be non-refundable to Purchaser in all events, and Seller acknowledges that said amount is adequate consideration therefor. In the event that the Earnest Money is returned to Purchaser for any reason, the Independent Consideration shall be paid to Seller.

4.	TITLE AND SURVEY.

4.1    Title Commitment and Documents. Purchaser acknowledges that Seller has made available to Purchaser copies of the following: (a) the Owner's Policy of Title Insurance issued in connection with Seller's acquisition of the Land, and (b) Seller’s survey of the Land (such survey and any updated survey obtained by Purchaser at Purchaser expense are collectively called the "Survey"). Promptly after the Effective Date, Purchaser shall order from Chicago Title Insurance Company (the "Title Company") for delivery to Purchaser with a copy to Seller, a current commitment for title insurance for the Real Property (the "Title Commitment") to be issued by the Title Company to Purchaser in the amount of the Purchase Price, setting forth the matters (the "Title Exceptions") that the Title Company determines affect title to the Real Property. Purchaser shall be entitled to obtain an updated Survey of the Land and Improvements and certified to Seller, Purchaser and Purchaser’s lender (if any). The updated Survey shall be obtained by Purchaser at Purchaser's expense, but Seller shall provide a $600 credit to Purchaser at Closing to defray a portion of the surveying costs.

4.2    Review of Title Commitment, Survey and Exception Documents. Purchaser will have from the Effective Date until five (5) Business Days prior to the expiration of the Due Diligence Period ("Title Review Period") within which to deliver to Seller written notice specifying Purchaser's objections, if any, to the Title Commitment, Title Exceptions and/or matters reflected on the Survey, provided, however, that in no event shall Purchaser have the right to object to any of the matters described on Exhibit "C" attached hereto (the "Existing Exceptions"). The Purchaser's objections to the Title Commitment, Title Exceptions and/or Survey that are timely raised by Purchaser in compliance with this Section 4.2 are collectively called the "Title Objections."

4.3    Purchaser's Right to Terminate. If Purchaser timely notifies Seller in writing of Title Objections prior to the expiration of the Title Review Period, Seller will, within five (5) Business Days after Seller's receipt of Purchaser's notice (such 5-Business Day period is called the "Seller Notice Period"), notify Purchaser in writing ("Seller's Title Notice") of the Title Objections that Seller will attempt to cure at Seller's sole cost and expense and/or of the Title Objections that Seller cannot or will not cure at Seller's expense; provided, however, that notwithstanding anything to the contrary provided herein, Seller shall be required to take the following actions regarding any Title Objections that are timely raised by Purchaser:

(a)    satisfy all mortgages, deeds of trust, liens and similar monetary encumbrances on the Real Property (provided the same are in a liquidated amount) that have been executed by Seller, and satisfy or transfer to bond all liens that arise in connection with any work or services performed or materials, supplies or other property delivered to the Real Property at the request of Seller and all judgments in a liquidated amount against Seller, other than non-delinquent taxes and assessments (collectively, "Seller's Liens");
(b)    pay any delinquent taxes or other amounts then due and payable by Seller to any governmental entity and relating to any period prior to the Closing (but Seller shall not be required to pay any such amounts that are payable by any tenant of the Property); and
(c)    cure any title matters adversely affecting the marketability of the Property that are timely objected to by Purchaser and may be cured at or prior to the Closing with the expenditure of an aggregate amount of $25,000.00 or less.
The Title Objections that Seller is required to address in accordance with clauses (a), (b) and (c) are collectively called the "Required Cure Items." Failure by Seller to timely respond to the Purchaser's Title Objections shall be deemed Seller's decision not to cure any Title Objections other than the Required Cure Items. If Seller elects within the Seller Notice Period not to attempt to cure any of the Title Objections that have been timely raised by Purchaser other than the Required Cure Items, Purchaser has the option, exercisable by the delivery of written notice to Seller within five (5) Business Days after the earlier to occur of the receipt of Seller's Title Notice or the expiration of the Seller Notice Period (the "Purchaser Notice Period") to either (i) waive the uncured Title Objections, in which event the unsatisfied Title Objections (other than the Required Cure Items) will become Permitted Exceptions (hereinafter defined), or (ii) terminate this Contract, in which event the Earnest Money will be returned to Purchaser and upon such return neither Seller nor Purchaser will have any further obligations under this Contract except under any provisions that survive the termination of this Contract by their express terms. If Purchaser fails to notify Seller in writing before the expiration of the Purchaser Notice Period that Purchaser has elected to terminate this Contract pursuant to clause (ii) above, then Purchaser shall be deemed to have waived and accepted the uncured Title Objections (other than the Required Cure Items) as provided in clause (i) above. If after Purchaser has given its notice of Title Objections to Seller, the Title Company issues continuation reports or other written evidence indicating any new Title Exceptions which are not Permitted Exceptions and Purchaser delivers written notice thereof to Seller prior to the earlier to occur of (x) five (5) Business Days after Purchaser's receipt of such continuation report or other written evidence or (y) the Closing Date, then this Section 4.3 shall apply to such new Title Exceptions.
(d)    If Seller shall have elected to attempt to cure the Title Objections (other than the Required Cure Items) and does not cure such Title Objections by the date on which the Closing is to occur, then Purchaser shall have the right (exercisable within five (5) Business Days of Seller's notification of its inability to cure or, if no such notification is delivered by Seller, on or prior to the Closing Date) to terminate this Contract, in which event the Earnest Money will be returned to Purchaser and upon such return neither Seller nor Purchaser will have any further obligations under this Contract except under any provisions that survive the termination of this Contract by their express terms. If Purchaser does not terminate this Contract in accordance with the immediately preceding sentence, then Purchaser shall be deemed to have elected to accept the uncured Title Objections (other than the Required Cure Items) and to purchase the Property subject thereto, with no adjustment, abatement or offset to the Purchase Price as a result of the existence of such uncured Title Objections. Notwithstanding anything to the contrary provided herein, Seller shall be entitled to cure any Title Objections at the Closing through the use of the Closing proceeds or otherwise.

4.4    Permitted Exceptions. For purposes of this Contract the term "Permitted Exceptions" will mean, collectively, the following: (a) all Existing Exceptions, (b) all Title Exceptions to which Purchaser has not timely objected, and (c) all Title Objections which Purchaser has waived, accepted or is deemed to have waived or accepted (other than the Required Cure Items, which Seller shall be obligated to remove at or prior to the Closing) under this Section 4.

5.DUE DILIGENCE PERIOD.

5.1    Items to be Delivered by Seller. Within five (5) Business Days after the Effective Date, Seller shall make available to Purchaser (through a website or any other method) copies of the items described on Exhibit "D" relating to the Property to the extent in Seller’s possession or control (collectively, the "Seller's Deliverables").

5.2    Items Available to Purchaser. Seller shall make available to Purchaser, promptly after Purchaser's request therefor, such other items of information relating to the Property reasonably requested by Purchaser that are in Seller's possession or control and that relate exclusively to the Property; provided, however, in no event shall Seller be required to make available to Purchaser books, records or files (whether in a printed or electronic format) that consist of or contain any of the following except to the extent the same are included in the Seller's Deliverables: appraisals; strategic plans, budgets, forecasts and similar forward-looking information for the Property; internal analyses; information regarding the Property that is embedded in information concerning the business, affairs and/or property of any affiliate of Seller; information related to, or obtained by Seller in connection with, Seller's purchase of the Property or any financing of the Property; communications and information related to the marketing of the Property for sale or any other sales contract relating to the Property; communications and information pertaining to any sale of the Property, including any materials provided to any prospective purchaser by Seller; internal communications among employees of Seller and/or any affiliate of Seller; communications or historical information pertaining to the Leases and the Property Agreements (or the negotiation thereof) excluding (a) any correspondence regarding any default or alleged default by Seller or a Tenant that, in either case, has not been cured or (b) information relating to any open Property expense billings.

5.3    Due Diligence Period. During the period (the "Due Diligence Period") commencing with the Effective Date and ending at 5:00 pm, Eastern time, on the date that is forty (40) days after the Effective Date (the "Termination Date"), Purchaser will have the option and right to conduct such investigations, inspections, analyses, surveys, tests, examinations, studies, and appraisals of the Property and to research and examine all governmental records, zoning, development rights and other public information relating to the Property, as Purchaser deems necessary or desirable, at Purchaser's sole cost and expense, to determine if the Property is suitable for Purchaser's purposes; provided, however, any entry onto, or physical examination, inspection or testing of, the Property (a) must be scheduled in advance with Seller and comply with the provisions of Section 5.4, (b) may be performed only after the delivery by Purchaser of the insurance certificate required under Section 5.4, and (c) shall be subject to, and must be conducted in full compliance with, the terms of the Leases and this Contract. Purchaser shall deliver to Seller copies of all third party inspection reports received by Purchaser or any other written notices received by Purchaser identifying any potential violations of law promptly after receipt by Purchaser of such third party inspection reports or other notices. Upon any termination of this Contract, Purchaser shall deliver to Seller, without recourse to Purchaser, a copy of any third party written reports received by Purchaser as a result of the activities of or on behalf of Purchaser to the extent a copy has not previously been delivered to Seller. Purchaser shall cause to be repaired any physical damage to the Property caused by any entry on the Property and/or any activities performed by, for or on behalf of Purchaser under this Section 5 and shall restore the Property to the condition existing immediately prior to such entry and/or exercise of such activities. The obligations of Purchaser under this Section 5.3 shall survive the Closing or earlier termination of this Contract.

5.4    Access. To facilitate the Purchaser's physical inspections under Section 5.3 but subject to the rights of the tenants under the Leases and the full compliance with all terms and conditions of the Leases, from the later to occur of the Effective Date or the delivery of the insurance certificate required below until the Closing or the earlier termination of this Contract, Seller will provide Purchaser and Purchaser's agents, consultants, inspectors and representatives reasonable access to the Real Property upon at least one (1) Business Day's prior written or email notice from Purchaser to Seller (but in no event less than 24 hours' advance notice); provided, however, that (a) Seller shall have the right to accompany any person entering the Real Property for or on behalf of Purchaser, (b) Purchaser shall have no right to conduct any physical testing, boring, sampling or removal without the specific prior written consent of Seller after the submission by Purchaser to Seller of a work plan, which work plan Seller may modify, limit or disapprove in its reasonable discretion within three (3) Business Days following receipt of Purchaser’s request, failing which Seller shall be deemed to have approved the work plan, (c) prior to any entry onto the Real Property, Purchaser must provide to Seller an insurance certificate evidencing that Purchaser has at least $1,000,000 of public liability insurance that names Seller as an additional insured with respect to the Property, (d) during the Due Diligence Period, Purchaser shall have the right to conduct tenant interviews with any of the current tenants leasing 3,000 square feet or more of the Property, subject to at least three (3) Business Days' advance written or email notice by Purchaser to Seller and, at Seller’s request, Seller’s participation in any such interview, (e) notwithstanding the foregoing, the parties acknowledge that Purchaser’s broker has a relationship with the tenant Campus Crest (which tenant is currently attempting to sublease its premises or assign its lease) and that Purchaser desires to relocate or terminate Campus Crest’s lease following Closing, and that Purchaser’s broker shall have the right to communicate and negotiate with Campus Crest without prior notice to Seller, provided any offer or agreement that Purchaser makes or enters into with Campus Crest shall be conditioned upon Purchaser acquiring the Property at Closing and shall not affect in any way any obligations or liabilities of Campus Crest or the lease guarantor to Seller (whether such obligations or liabilities arise before or after the Closing), and (f) except as provided in the foregoing subparagraphs (d) and (e), Purchaser shall not have the right to communicate with any of the tenants of the Property without the specific prior written or email consent of Seller, and Seller shall have the right to participate in any communications allowed by Seller. All requests for any entry on the Real Property shall be made to Mr. Bradley Safchik, 786-464-8327 (office); 305-951-1134 (mobile), or such other representative of Seller that may hereafter be designated by Seller. Purchaser will use all commercially reasonable efforts to minimize interference with the tenants under the Leases or their operations at the Real Property.

5.5    Indemnity. Purchaser agrees to indemnify, defend and hold Seller and its affiliates and their respective agents, members, partners, shareholders, directors, officers, employees and representatives, harmless from and against any liens, claims, demands, damages, losses and/or expenses (including, without limitation, reasonable attorneys' fees), suffered or incurred by Seller or its affiliates or their respective agents, members, partners, shareholders, directors, officers, employees and representatives, as a result of, arising out of, or in connection with, Purchaser or Purchaser's agents or representatives exercising any rights set forth in this Section 5 or arising from Purchaser or its agents or representatives otherwise entering upon the Real Property, except to the extent arising from the negligence or willful misconduct of Seller or its agents, members, partners, directors, officers or representatives; provided, however, that the foregoing indemnity shall not be applicable to any liens, claims, demands, damages, losses or expenses resulting solely from the discovery of any existing condition on, or information relating to, the Property. Purchaser will repair or cause to be repaired any damage caused by Purchaser or Purchaser's agents or representatives in the conduct of the review and/or inspection contemplated hereunder. The indemnification and other obligations of Purchaser in this Section 5.5 will survive the Closing or earlier termination of this Contract.

5.6    Option to Terminate. If Purchaser is not satisfied, in Purchaser's sole and absolute discretion, with the condition of the Property, or if Purchaser determines, in Purchaser's sole and absolute discretion, that the Property is unsuitable for Purchaser's purposes, or if Purchaser, in Purchaser's sole and absolute discretion, elects not to proceed with the transaction contemplated by this Contract, then Purchaser may terminate this Contract by giving written notice to Seller before 5 pm, Eastern time, on the Termination Date. In the event that Purchaser terminates this Contract in strict compliance with the provisions of this Section 5.6, the Earnest Money will be returned to Purchaser (except that the Independent Consideration shall be paid to Seller) and the parties will have no further obligations under this Contract except for return of the Earnest Money and any obligations that expressly survive the termination of this Contract. If Purchaser fails to notify Seller in writing before 5 pm, Eastern time, on the Termination Date that Purchaser has elected to terminate this Contract, then Purchaser shall no longer have any termination rights under this Section 5.6, the Earnest Money shall be nonrefundable except as otherwise expressly provided in this Contract, and the parties shall proceed to close the transaction contemplated hereby subject to and in accordance with the terms of this Contract.

Seller acknowledges that Purchaser is seeking certain Incentives (defined below) in connection with its acquisition of the Property and operation of its business therein, and that Purchaser is not obligated to acquire the Property without such Incentives.  If such Incentives are not finally approved by Purchaser during the Due Diligence Period, then Purchaser may elect to terminate this Contract in accordance with the foregoing provisions of this Section 5.6.  For the purposes hereof, “Incentives” shall mean any state, local and other economic incentives or other benefits from various state, local, utility and non-profit agencies that Purchaser or any other person, agency, or entity may seek to obtain for Purchaser’s benefit, including but not limited to property tax rebates, credits, abatements, and cash grants.

5.7    Property Agreements. Purchaser shall notify Seller in writing prior to the expiration of the Due Diligence Period of those Property Agreements that Purchaser elects to assume at the Closing; provided that any Property Agreements which cannot be terminated by their terms or cannot be terminated without a penalty shall be required to be assumed by Purchaser at Closing. Seller shall terminate all Property Agreements (insofar as they affect the Property) other than Property Agreements that Purchaser elects to assume or is required to assume under this Contract. Seller shall not be required to pay any termination fee or penalty in connection with the termination of any Property Agreement.

6.	REPRESENTATIONS AND WARRANTIES.

6.1    Seller's Representations and Warranties. Seller makes the following warranties and representations to Purchaser as of the Effective Date, and such representations and warranties will be updated at Closing as provided in Section 6.2 below:
6.1.1    Organization. Seller is duly formed, validly existing and in good standing under the laws of the state of its organization.

6.1.2    Authority. Seller has the requisite power and authority, has taken all actions required by its organizational documents and applicable law, and has obtained all necessary consents, to execute and deliver this Contract and to consummate the transactions contemplated in this Contract. The person signing this Contract on behalf of Seller is authorized to do so. The performance of this Contract by Seller will not result in any breach of, or constitute any default under, any agreement, document, instrument, or other obligation to which Seller is a party or by which Seller or the Property is bound.

6.1.3    Pending Actions. To Seller's Knowledge (as defined below), there are no pending or threatened actions, suits, arbitrations or government investigations or any unsatisfied orders or judgments against Seller, which, if adversely determined, could individually or in the aggregate (a) materially interfere with the consummation of the transaction contemplated by this Contract, or (b) have a material adverse impact on the Property. To Seller's Knowledge, Seller has not received notice of any pending or threatened condemnation or similar proceeding affecting the Property or any part thereof.

6.1.4    Leases. (a) The only Leases in effect as of the Effective Date are with the tenants identified on Exhibit "B"; (b) except as set forth on Exhibit "B", (i) all tenant improvements required under all Leases in existence on the Effective Date and the Additional Leases (as defined below) to be constructed by Seller have been completed, and (ii) all brokerage commissions payable under the Leases in existence on the Effective Date and the Additional Leases have been paid, (c) except as set forth in the Campus Crest Lease, no Tenant under any of the Leases (each, a "Tenant") has any option or right of first offer to purchase the Property; (d) except as set forth in the Leases, no Tenant has any right or option to lease additional space in the Property, extend the term of such Lease, put back to the landlord any space currently subject to such Tenant's Lease or terminate any Lease, (e) no written notice of default has been given or received by Seller with respect to any Lease that in either case remains uncured; (f) except as set forth on Exhibit "B", no Tenant has paid rent for more than one month in advance; (g) Seller has provided or will provide in accordance with Section 5.1 or Section 7.1.3, as applicable, of this Contract true and correct copies of the Leases to Purchaser; (h) except as set forth in Exhibit "B", Seller has not released or discharged in writing any guarantor under any lease guaranty pertaining to the Leases except as set forth in the Leases; (i) attached to this Contract as Exhibit “M” is a rent roll for the Leases (the “Rent Roll”), but Seller only represents that the Rent Roll consists of the rent roll used by Seller in its management of the Property supplemented by information on two (2) additional Leases (one with Medflow Holdings, LLC and the other with Blacka Jessup & Henderson LLP) that have been circulated for execution but have not been fully executed on the Effective Date (the "Additional Leases"), and Seller makes no further representations regarding the accuracy of the Rent Roll; and (j) attached to this Contract as Exhibit "N" is a list of security deposits currently held by Seller under the Leases.

6.1.5    Property Agreements. The only contracts and agreements pertaining to the Real Property in effect as of the Effective Date that will continue to be in effect after the Closing are with the parties identified in Exhibit "B". To Seller's Knowledge, Seller has received no written notice of default from any service provider that remains uncured, no written notice of default has been sent by Seller to a service provider and, to Seller’s knowledge, all Property Agreements are in full force and effect. Seller has provided, or will provide in accordance with Section 5.1 or Section 7.1.3, as applicable, of this Contract, true and correct copies of the Property Agreements to Purchaser.

6.1.6    Bankruptcy. There are no attachments, executions, assignments for the benefit of creditors or proceedings under any bankruptcy or other debtor relief laws pending, or to Seller's Knowledge threatened, against Seller or its interest in the Property nor are any of the foregoing contemplated by Seller.

6.1.7    FIRPTA. Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code, as amended.

6.1.8    Terrorist Organizations Lists. Seller is not, and is not acting, directly or indirectly, for or on behalf of, any person named by the United States Treasury Department as a Specifically Designated National and Blocked Person, or for or on behalf of any person designated in Executive Order 13224 as a person who commits, threatens to commit, or supports terrorism. Seller is not engaged in the transaction contemplated by this Contract directly or indirectly on behalf of, or facilitating such transaction directly or indirectly on behalf of, any such person.

6.1.9    Violations. To Seller's Knowledge as of the Effective Date, Seller has not received any written notices from any governmental authority of any uncured zoning, building, environmental protection, clean air, pollution, fire or health code violations with respect to the Property or uncured violations of any federal, state or local law pertaining to the Property.

6.1.10    Possessory Rights. Except as granted under the Leases or the Permitted Exceptions, Seller has not granted to any person or entity any possessory interest in or right to use any portion of the Property.

6.1.11    Third Party Commitments. Except for the Permitted Exceptions, Leases and Property Agreements and as otherwise expressly permitted hereunder, Seller has not made any commitment to any governmental authority, utility company, Tenant, or to any other entity, organization, group or individual, that in any instance would be binding upon the Property or the Purchaser after Closing.

6.1.12    Tangible Property. Seller owns the Tangible Property free and clear of mortgages, pledges, liens, security interests or other encumbrances other than those that will be satisfied or released at Closing and all claims or rights of others other than the rights of Tenants and their successors and assigns under the Leases.

As used in this Contract, the term "Seller's Knowledge" means the actual knowledge of Bradley Safchik, without imposing any duty of investigation or personal liability on such individual, and shall not include any imputed, implied or constructive knowledge of such individual. Seller represents and warrants that the foregoing individual is the representative of Seller that is most likely to have knowledge concerning the matters represented by Seller in this Section 6.1.
6.2    Survival of Seller's Representations and Warranties. Seller shall promptly notify Purchaser in writing if, to Seller's Knowledge, any facts, circumstances or events occur after the Effective Date that would make any of the representations or warranties contained in Section 6.1 untrue at the Closing. If any of the representations or warranties of Seller contained in this Contract, as updated as permitted under this Contract, are not made accurate by Seller on or prior to the Closing, Purchaser may elect, as its sole remedy (unless the same were made inaccurate by a willful act of Seller in violation of this Contract by Seller, in which case Section 12.1 shall be applicable), to terminate this Contract prior to the Closing, in which event the Earnest Money shall be returned to Purchaser and the parties shall have no further obligations under this Contract except for those obligations that survive termination by their express terms. If Purchaser does not elect to terminate this Contract, then the representations and warranties of Seller shall be updated at Closing to reflect all matters disclosed by Seller. The representations and warranties of Seller set forth in Section 6.1, as they may be updated at Closing, (i) shall survive Closing and expire two hundred seventy (270) days after the Closing Date (the "Survival Period") except to the extent, and only to the extent, if any, that Purchaser shall have given Seller written notice during such Survival Period which describes in reasonable detail the breach or alleged breach of such representations and warranties by Seller and, if curable, the curative actions requested by Purchaser, and which provides Seller with a reasonable period of time, not less than thirty (30) days, in which to resolve such matters to the reasonable satisfaction of Purchaser; and (ii) shall expire and be of no further force and effect two (2) years after the day the cause of action accrues (which the parties agree will be the Closing Date) with respect to any matters timely disclosed in a written notice delivered by Purchaser to Seller under subsection (i) hereof. Seller shall have no liability to Purchaser for a breach of any representation or warranty unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to the expiration of the Survival Period. Furthermore, notwithstanding anything to the contrary contained in this Contract, if the Closing shall have occurred: (a) Seller shall have no liability (and Purchaser shall make no claim against Seller) for a breach of any representation or warranty or any other obligation of Seller under this Contract or any document executed by Seller in connection with this Contract, unless the valid claims for actual damages incurred due to such breaches collectively exceed $25,000.00; (b) the liability of Seller for a breach of a representation or warranty under Section 6.1 or the Seller Bringdown Certificate (as defined in Section 9.2.1 below) shall in no event exceed, in the aggregate, the amount of Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00); and (c) in no event shall Seller be liable for any consequential or punitive damages, except in the case of fraud. Seller covenants and agrees that from and after the Closing until the last day of the Survival Period, Seller shall maintain a minimum net worth as determined in accordance with generally accepted accounting principles of not less than Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00); provided, however, that if any written claim is made and delivered to Seller prior to the last day of the Survival Period, Seller shall continue to maintain, until such claim has been finally adjudicated or settled and paid to the extent required by such judgment or settlement, a net worth of not less than the lesser of (i) $750,000 or (ii)  125% of the reasonable amount required to satisfy such claim. Seller’s obligations under this Section 6.2 shall survive the Closing.

6.3    Purchaser's Representations and Warranties. Purchaser makes the following warranties and representations to Seller, which warranties and representations shall be deemed to have been remade by Purchaser at the Closing and shall survive the Closing for the Survival Period:

6.3.1    Organization. Purchaser is duly organized, validly existing and in good standing under the laws of the state of its organization.

6.3.2    Authority. Purchaser has the requisite power and authority, has taken all actions required by its organizational documents and applicable law, and has obtained all necessary consents, to execute and deliver this Contract and to consummate the transactions contemplated in this Contract. The person signing this Contract on behalf of Purchaser is authorized to do so. Performance of this Contract by Purchaser will not result in any breach of, or constitute any default under, any agreement or other instrument to which Purchaser is a party or by which Purchaser is bound.

6.3.3    Bankruptcy. There are no attachments, executions, assignments for the benefit of creditors or proceedings under any bankruptcy or other debtor relief laws pending, or to the actual knowledge of Purchaser threatened, against Purchaser nor are any of the foregoing contemplated by Purchaser.

6.3.4    Terrorist Organizations Lists. Purchaser is not acting, directly or indirectly, for or on behalf of any person named by the United States Treasury Department as a Specifically Designated National and Blocked Person, or for or on behalf of any person designated in Executive Order 13224 as a person who commits, threatens to commit, or supports terrorism. Purchaser is not engaged in the transaction contemplated by this Contract directly or indirectly on behalf of, or facilitating such transaction directly or indirectly on behalf of, any such person.

6.3.5    No Litigation. There is no litigation pending or, to Purchaser’s knowledge, threatened against Purchaser, which if adversely determined would materially adversely affect Purchaser’s ability to enter into or perform this Contract.

7.SELLER’S COVENANTS.

7.1    Covenants regarding Property. Between the Effective Date and the Closing, Seller shall:

7.1.1    Maintain Property. Maintain the portions of the Property that Seller is required to maintain under the Leases in the ordinary course of business consistent with the practices and procedures of Seller in effect as of the Effective Date, ordinary wear and tear and damage from casualty or condemnation excepted; provided, however, that notwithstanding the foregoing, Seller shall have no obligation to cure any violation of any law, ordinance or other governmental requirement or any physical condition that would give rise to a violation of any law, ordinance or other governmental requirement, whether the same exists as of the Effective Date or prior to Closing (each a "Violation") except for any Violations that, in the reasonable determination of Seller, can be cured prior to the Closing by an aggregate expenditure of $100,000 or less and for which Seller has received, prior to the Closing, written notice from the relevant governmental authority that the Violation exists. Seller shall promptly send to Purchaser a copy of all written notices of a Violation it receives from relevant governmental authorities. If (a) any written notice of a Violation is received by Purchaser after the expiration of the Due Diligence Period that (i) does not result from any communications by the Purchaser or its agents or representatives with the relevant governmental authority and (ii) does not relate to a matter that Purchaser knew constituted a violation of law prior to the expiration the Due Diligence Period as a result of the identification of such matter in a third party report or a written notice received by Purchaser, and (b) Seller is not obligated to cure such noticed Violation in accordance with the foregoing provisions, then Purchaser shall have the right to terminate this Contract by delivering written notice thereof to Seller within five (5) Business Days following Purchaser’s receipt of the written notice of the Violation if Seller does not, at Seller's option, agree either (i) to cure the violation at Seller's cost and, if the cure has not been completed by Closing, deposit in escrow with the Title Company the reasonably estimated unpaid cost therefor for disbursement in payment of the costs of Seller's curative action (with any undisbursed sums be disbursed to Seller upon the completion of the curative action), or (ii) to provide a credit to Purchaser at Closing in an amount equal to the reasonably unpaid estimated cost to cure the violation. If Seller elects to provide a credit pursuant to clause (ii) above, then Seller shall have no further obligation in connection with the Violation and Purchaser shall be responsible for the cure thereof.

7.1.2    Insurance. Maintain all casualty, liability, and hazard insurance currently in force with respect to the Property or other replacement insurance that is reasonably comparable to the existing insurance; and

7.1.3    Property Operation. Between the Effective Date and the date which is five (5) Business Days prior to the expiration of the Due Diligence Period (the “Seller Discretion Period”), Seller may lease, operate, manage, and enter into contracts with respect to the Property in the ordinary course of business consistent with the practices and procedures of Seller prior to the date hereof, subject to the limitations contained below in this Section 7.1.3. During the Seller Discretion Period, Seller shall (i) promptly notify Purchaser in writing of the commencement of any negotiations pertaining to the modification of any existing Leases or Property Agreements or the execution of any new Leases or Property Agreements that will affect the Property after the Closing, (ii) promptly send to Purchaser a copy of all written offers, letters of intent, leases, lease amendments, contracts and contract amendments, in each case, that pertain to the modification of any existing Lease or Property Agreement or any new Lease or Property Agreement that are received from or sent to Seller, other than any such documents sent between Seller and any of its affiliates or any employees, counsel, agents or advisors of Seller or any of its affiliates, and (iii) prior to the expiration of the Seller Discretion Period, send Purchaser a true and complete copy of any modifications of any Lease or Property Agreement or new Leases or Property Agreements that Seller enters into accompanied by a statement of all Purchaser Leasing Costs (as defined in Section 10.3.4) that Purchaser would be responsible for under Section 10.3.4 hereof. Seller hereby notifies Purchaser that the Additional Leases have been sent to the tenants thereunder for execution. Following the expiration of the Seller Discretion Period, Seller shall not enter into any new lease, Lease modification, Property Agreement modification or contract that cannot be terminated prior to the Closing without the prior written approval of Purchaser (which approval may be given or withheld in Purchaser’s sole discretion). Notwithstanding the foregoing, in no event (even during the Seller Discretion Period) shall Seller (a)  apply any tenant security deposits unless the applicable lease is terminated and the tenant thereunder has vacated its premises, (b) initiate any zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property, or (c) impose any additional restrictive covenants or encumbrances on the Property (other than exceptions to be removed by Closing) or execute or file any subdivision plat affecting the Property. If Purchaser fails to give Seller notice of its approval or disapproval, together with the reason for any disapproval, of any proposed action requiring its approval under this Section 7.1.3 within three (3) Business Days after Seller notifies Purchaser in writing of the proposed action, then Purchaser shall be deemed to have given its disapproval. The representations and warranties of Seller shall be updated at Closing to reflect any leases and contracts executed by Seller as permitted by the provisions of this Section 7.1.3. Seller shall promptly provide to Purchaser copies of all documents executed by Seller pursuant to this Section 7.1.3.

7.2    Marketing of Property. Between the Effective Date and the Closing, Seller shall not market the Property for sale and shall not accept or negotiate any letter of intent to sell the Property or sales agreement with respect to the Property (other than this Contract).

7.3    Estoppels and SNDAs.

7.3.1    After the expiration of the Due Diligence Period, Seller shall use commercially reasonable efforts to obtain and deliver to Purchaser, prior to Closing, an estoppel letter in substantially the form attached hereto as Exhibit "E" executed by each of the Tenants; provided, however, that if any Tenant is permitted under the terms of its Lease to provide less information or to otherwise make different statements or provide a different form of estoppel certification, then if the tenant refuses to provide an estoppel letter in the form of Exhibit "E", Seller shall use commercially reasonable efforts to obtain an estoppel certificate in accordance with the relevant Lease. Any estoppel letter in substantially the form of Exhibit "E" or that complies with the provisions of the relevant Lease is called a "Tenant Estoppel". Commercially reasonable efforts shall not include the payment of any sums by Seller to any Tenant, the incurrence of any other liability to any Tenant, or the granting of any other concession to any Tenant.

7.3.2    Within five (5) days after the delivery by Purchaser to Seller of a completed subordination, non-disturbance and subordination form for any Lease, Seller shall send to the Tenants under any Leases identified by Purchaser, for execution by each of the relevant Tenants, a subordination, non-disturbance and attornment agreement ("SNDA") in favor of Purchaser's lender on Purchaser's lender's standard form; provided, however, that notwithstanding the foregoing (a) in no event shall Seller be required to send an SNDA to any Tenant prior to the expiration of the Due Diligence Period, and (b) the failure of any such Tenant to execute and deliver an SNDA shall not affect any of the obligations of the Purchaser under this Contract or be a condition to Purchaser's obligation to close the purchase of the Property. Purchaser acknowledges and agrees that this Contract and the Purchaser's obligations hereunder are not contingent upon the receipt by Purchaser of loan or other financing in connection with the Property regardless of the provisions of this Section 7.3.2 or any reference in this Contract to any lender of or loan to Purchaser.

8."AS IS" SALE.

8.1    Seller's Deliveries. Except as otherwise expressly provided in this Contract or in the Seller Documents (defined in Section 8.2 below), any and all materials, reports, studies or other items furnished by Seller or on Seller's behalf, whether or not required by the terms of this Contract (including but not limited to the Seller's Deliverables) are delivered without representation or warranty, express or implied, by Seller as to the truth, accuracy and completeness thereof, and any reliance thereon by the Purchaser shall be at Purchaser's own risk, without any recourse against Seller and subject to Purchaser's independent examination.

8.2    AS-IS SALE. PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT THE SALE OF THE PROPERTY HEREUNDER IS AND WILL BE MADE ON AN "AS IS, WHERE IS AND WITH ALL FAULTS" BASIS SUBJECT, HOWEVER, TO THE EXPRESS REPRESENTATIONS OF SELLER CONTAINED IN THIS CONTRACT OR THE DEED (AS DEFINED BELOW) OR OTHER CLOSING DOCUMENTS. THE OCCURRENCE OF CLOSING SHALL CONSTITUTE AN ACKNOWLEDGMENT BY PURCHASER THAT THE PROPERTY WAS ACCEPTED WITHOUT PRESENTATION OR WARRANTY, EXPRESS OR IMPLIED EXCEPT FOR THE REPRESENTATIONS CONTAINED IN THIS CONTRACT OR THE DEED OR OTHER CLOSING DOCUMENTS EXECUTED BY SELLER (THE DEED AND SUCH OTHER CLOSING DOCUMENTS ARE COLLECTIVELY CALLED THE "SELLER DOCUMENTS"). EXCEPT FOR THE WRITTEN REPRESENTATIONS SPECIFICALLY SET FORTH IN THIS CONTRACT OR THE SELLER DOCUMENTS, SELLER HEREBY SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES OR GUARANTEES OF ANY KIND OR CHARACHTER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, FUTURE OR OTHERWISE, AS TO, CONCERNING OR WITH REPSECT TO THE PROPERTY, ITS CONDITION (PHYSICAL, FINANCIAL OR OTHERWISE), THE OPERAITON OF, ACCESS TO, OR THE FITNESS FOR ANY SPECIFIC PURPOSE OR USE, MERCHANTABILITY, HABITABILITY, OR THE LIE AND TOPOGRAPHY, OF ALL OR ANY PORTION OF THE PROPERTY, THE EXISTENCE, LOCATION OR AVAILABILITY OF UTILITY LINES FOR WATER, SEWER, DRAINAGE, ELECTRICITY OR ANY OTHER UTILITY, THE INCOME-PRODUCING POTENTIAL OF THE PROPERTY, THE LAWS,

REGULATIONS AND RULES APPLICABLE TO THE PROPERY OR THE COMPLIANCE (OR NON-COMPLIANCE) OF THE PROPERTY THEREWITH, ANY ENVIRONMENTAL LAWS, REGULATIONS AND RULES (OR OTHER LAWS RELATIVE TO HAZARDOUS MATERIALS) APPLICABLE TO THE PROPERTY OR THE COMPLIANCE (OR NON-COMPLIANCE) OF THE PROPERTY THEREWITH, THE QUANITY, QUALITY OR CONDITION OF THE ARTICLES OF PERSONAL PROPERTY INCLUDED IN THE TRANSACTIONS CONTEMPLATED HEREBY, THE PERMITTED USE OF THE PROPERTY OR ANY PART THEREOF OR ANY OTHER AMTTER OR THING AFFECTING OR RELATING TO THE PROPERTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. PURCHASER ACKNOWLEDGES THAT PURCHASER HAS NOT RELIED ON SELLER'S SKILL OR JUDGMENT TO SELECT OR FURNISH THE PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT SELLER MAKES NO WARRANTY THAT THE PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE. WITHOUT LIMITING ANY EXPRESS REPRESENTATIONS CONTAINED IN THIS CONTRACT OR THE SELLER DOCUMENTS, PURCHASE FUTHER ACKNOWLEDGES AND AGREES THAT (1) ALL INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, THE SELLER'S DELIVERABLES) WAS OR WILL BE OBTAINED FROM A VARIETY OF SOURCES AND (A) SUCH INFORMAITON HAS BEEN AND WILL BE PROVIDED WITHOUT ANY RECOURSE TO OR LIABILITY OF SELLER OR THE PREPARES THEREOF, AND (B) SELLER (I) HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND )II) HAS NOT MADE ANY EXPRESS OR IMPLIED, ORAL OR WRITTEN, REPRESENTATIONS AS TO ANY SUCH INFORMATION OR THE ACCURACY, COMPLETENESS, FORM OR CONTENT OF SUCH INFORMATION, (2) THE PURCHASE PRICE REFLECTS THE "AS-IS" NATURE OF THIS SALE AND ANY FAULTS, LIABILTIES, DEFECTS OR OTHER ADVERSE MATTERS THAT MAY BE ASSOCIATED WITH THE PROPERTY, (3) PURCHASER'S DECISION TO PURCHASE THE PROPERTY SHALL BE BASED SOLELY ON THE TERMS OF THIS CONTRACT AND PURCHASER'S INDEPENDENT EVALUATION OF THE PROPERTY, AND (4) ANY INFORMATION (INCLUDING, WITHOUT LIMITAITONS, THE SELLER'S DELIVERABLES) HERETOFORE OR HEREAFTER PROVIDED BY SELLER TO PURCHASER SHALL BE FOR INFORMATIONAL PURPOSES ONLY, AND PURCHSER SHALL NOT RELY UPON ANY SUCH INFORMATION. PURCHASER HEREBY RELEASES SELLER AND ITS AFFILIATES AND THEIR RESPECTIVE EMPLOYEES, AGENTS AND ATTORNEYS FROM ALL OBLIGATIONS AND LIABILITIES WITH RESPECT TO ALL SUCH INFORMATION (INCLUDING, WITHOUT LIMITAITON, THE SELLER'S DELIVERABLES) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS CONTRACT, AND THE CLOSING STATEMENT SHALL INCLUDE A RATIFICATION AND CONFIRMATION OF SUCH RELEASE AS OF THE CLOSING DATE. PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY PROVIDED IN THIS CONTRACT, SELLER SHALL BE UNDER NO DUTY TO MAKE ANY AFFIRMATIVE DISCLOSURE REGARDING ANY MATTER WHICH MAY BE KNOWN TO SELLER, OR ITS OFFICERS, DIRECTORS, CONTRACTORS, AGENTS OR EMPLOYEES.

8.3    NOTWITHSTANDING THE FOREGOING, THE PURCHASER’S RELEASE OF SELLER AND WAIVER AS SET FORTH IN SECTION 8.2 SHALL NOT CONSTITUTE A RELEASE OR WAIVER BY PURCHASER NOR PERTAIN TO ANY CLAIM OR CAUSE OF ACTION BY PURCHASER AGAINST SELLER, TO THE EXTENT THAT SUCH A CLAIM OR CAUSE OF ACTION BY PURCHASER OTHERWISE EXISTS, FOR (A) FRAUD OR WILLFUL MISrEPRESENTATION, OR (B) A BREACH BY SELLER OF THIS CONTRACT OR ANY SELLER DOCUMENTS, INCLUDING A BREACH OF ANY REPRESENTATION OR WARRANTY EXPRESSLY SET FORTH IN THIS CONTRACT, OR (C) ANY TORT CLAIMS MADE OR BROUGHT BY A THIRD PARTY UNRELATED TO PURCHASER WHICH ARISE ON ACCOUNT OF EVENTS THAT OCCURRED AT THE PROPERTY PRIOR TO CLOSING, OR (D) ANY CLAIMS MADE OR CAUSES OF ACTION BROUGHT BY ANY GOVERNMENTAL AUTHORITY OR OTHER THIRD-PARTY (UNAFFILIATED WITH THE PURCHASER) WITH RESPECT TO HAZARDOUS MATERIALS DEPOSITED OR PLACED IN, AT, OR UNDER THE PROPERTY BY SELLER, OR (E) ANY CLAIMS MADE OR CAUSES OF ACTION BROUGHT BY ANY THIRD PARTY UNRELATED TO PURCHASER ALLEGING A DEFAULT OR BREACH BY SELLER WHICH IS ALLEGED TO HAVE OCCURRED PRIOR TO THE CLOSING DATE UNDER ANY CONTRACT, AGREEMENT OR LEASE TO WHICH SELLER AND ANY SUCH CLAIMANT WERE PARTIES. NOTHING CONTAINED IN THIS SECTION 8.3 SHALL IMPLY THAT PURCHASER HAS ANY RIGHT TO ANY CLAIM OR CAUSE OF ACTION FOR ANY OF THE MATTERS DESCRIBED IN THIS SECTION 8.3.

8.4    SURVIVAL. THE PROVISIONS OF THIS SECTION 8 SHALL SURVIVE THE CLOSING OR EARLIER TERMINATION OF THIS CONTRACT.

9.CLOSING.

9.1    Closing Date. The consummation of this transaction (the "Closing") will take place through an escrow with the Title Company on that date that is thirty (30) days after the expiration of the Due Diligence Period or such earlier date to which the parties may agree in writing; provided, however, that if all conditions to Purchaser's obligations to fund and close the purchase contemplated hereby have been satisfied or waived in writing by Purchaser, then Purchaser upon at least five (5) Business Days'

written notice to Seller shall be entitled to accelerate the Closing to such earlier Business Day as may be mutually acceptable to Seller and Purchaser. The date on which the Closing is required to occur (or if the Closing occurs, the date on which the Closing occurs) is called the "Closing Date." The Closing shall be accomplished through the delivery of the closing documents and funds in escrow to the Title Company, without the need for either Seller or Purchaser to be present at the Closing. All documents delivered in escrow to the Title Company by Seller and Purchaser shall be released from escrow and delivered to the other party at the Closing.

9.2    Seller's Closing Obligations. At or prior to the Closing, Seller will do, or cause to be done, the following:

9.2.1    Seller will execute, acknowledge (if necessary), and deliver in escrow to the Title Company, for delivery to Purchaser at the Closing, the following documents:

(a)    a Special Warranty Deed conveying the Land and the Improvements in the form and substance of Exhibit "G" (the "Deed");
(b)    an Assignment and Assumption of Lessor's Interest in Leases in the form and substance of Exhibit "H";
(c)    a Bill of Sale and General Assignment in the form and substance of Exhibit "I";
(d)    a Certificate of Non-Foreign Status in the form and substance of Exhibit "J";
(e)    a notification of change of ownership in the form and substance of Exhibit "K";
(f)    an affidavit in the form of Exhibit "L";
(g)    any form required from the Seller by law in connection with the delivery of the Deed and the payment of any transfer taxes;
(h)    a document pursuant to which Seller confirms its liability for all unpaid amounts of the Seller Leasing Costs pursuant to Section 10.3.4 and indemnifies Purchaser with respect thereto;
(i)    a certificate of Seller confirming that its representations and warranties set forth in this Contract, as updated in accordance with this Contract, are correct in all material respects as if made on the Closing Date or noting any exceptions, but such certificate shall expressly provide that the representations and warranties are subject to the provisions of Section 6.2 hereof (the "Seller Bringdown Certificate");
(j)    a closing statement setting forth the Purchase Price, the costs payable in connection with the transaction contemplated hereby, the disbursements hereunder and otherwise conforming to the requirements of this Contract; and
(k)    all such additional documents as may be reasonably required by the Title Company and consistent with this Contract to consummate the sale of the Property pursuant to this Contract.
9.2.2    Seller will terminate, as of the Closing Date, all management and leasing agreements relating to the Real Property and all Property Agreements which Purchaser does not elect to assume (except for those which Purchaser is required to assume pursuant to the terms of this Contract);

9.2.3    Seller shall deliver to the Title Company all documents that may be reasonably required by the Title Company to evidence the due organization and good standing of Seller, the power and authority of Seller to convey the Property, and the authority of each signatory for Seller to execute this Contract, the Deed and the other closing documents.

9.2.4    Seller will deliver possession of the Property to Purchaser upon the consummation of the Closing free and clear of all possessory rights other than the tenants and other occupants under the Leases, but subject to the Permitted Exceptions.

9.2.5    Seller will deliver to Purchaser within two (2) Business Days after the Closing, the following to the extent in Seller's possession or control: original Leases, original Property Agreements, Seller's lease files, and any transferable permits held by Seller pertaining to the operation of the Property.

9.2.6    Seller will pay all costs required to be paid by Seller pursuant to Section 10.1 of this Contract.
All documents required to be delivered by Seller must be delivered in escrow to the Title Company no later than 5:00 p.m. (local time at the closing office of the Title Company) on the Business Day immediately preceding the Closing Date.

9.3    Purchaser's Closing Obligations. At or prior to the Closing, Purchaser will do, or cause to be done, the following:

9.3.1    Purchaser will pay to Seller the Purchase Price, as adjusted in accordance with the express provisions of this Contract;

9.3.2    Purchaser will execute and deliver to the Title Company in escrow, for delivery to Seller at Closing, the following: (a) counterparts of the documents described in Section 9.2 requiring Purchaser's signature, (b) a closing statement setting forth the Purchase Price, the costs payable in connection with the transaction contemplated hereby, the disbursements hereunder and otherwise conforming to the requirements of this Contract, (c) a certificate, duly executed by Purchaser, confirming that its representations and warranties set forth in this Contract are correct as if made on the Closing Date, (d)  a document pursuant to which Purchaser assumes liability for all unpaid amounts of the Purchaser Leasing Costs pursuant to Section 10.3.4 and indemnifies Seller with respect thereto, and (e) any instruments reasonably necessary to consummate the sale of the Property pursuant to this Contract (including, by way of example, evidence of the authority of the signatory for Purchaser to consummate the Closing).

9.3.3    Purchaser will pay all costs required to be paid by Purchaser pursuant to Section 10.1 of this Contract.

All documents required to be delivered by Purchaser must be delivered in escrow to the Title Company no later than 5:00 p.m. (local time at the closing office of the Title Company) on the Business Day immediately preceding the Closing Date. All funds required to be paid by Purchaser pursuant to this Contract must be delivered in escrow, in immediately available funds, no later than 2:00 p.m. (local time at the Title Company) on the Closing Date.

10.	COSTS, PRORATIONS AND ADJUSTMENTS.

10.1    Expenses. Seller will pay for one-half of the escrow fees charged by the Title Company for the purchase/sale transaction (but not any fees relating to any Exchange, as defined below), any curative title action required of Seller under this Contract, the commission of Brokers due pursuant to Seller’s separate agreement with Brokers, Seller's attorneys' fees to prepare the Deed, a $600 credit in connection with the updated Survey pursuant to Section 4.1, and any transfer taxes or revenue stamps in connection with the recording of the Deed. Purchaser will pay for the costs charged by the Title Company for the issuance of the owner's title policy contemplated thereby (the "Owner’s Title Policy"), all of the costs charged by the Title Company for extended coverage, any title insurance coverage for any lender, and all endorsements to the Owner’s Title Policy or any loan policy, all fees, costs, expenses and other sums relating to any loan applied for and/or obtained by Purchaser, all fees and costs relating to the Purchaser's examination and investigation of the Property, all fees of Escrow Agent relating to placing the deposit in an interest-bearing account, all recording fees, one-half (1/2) of the escrow fees charged by the Title Company for the purchase/sale transaction, the cost of any updated Survey obtained by Purchaser and all revisions thereto, and all of the fees charged by the Title Company for handling any Exchange or any loan transaction. Seller and Purchaser will be responsible for the fees and expenses of their respective attorneys, consultants and advisors.

10.2    Taxes and Assessments. Seller will pay all installments of real estate taxes that are due and payable prior to the Closing. Purchaser shall be responsible for the payment of all general real estate taxes that become due after the Closing. Taxes shall be prorated as of the Apportionment Time (as defined below) on a calendar year basis (i.e., based on any tax bill issued by the governing authority issued during the calendar year in which Closing occurs despite the fact that such tax bill may be for a fiscal year and not such calendar year). "Apportionment Time" shall mean the Closing Date. Purchaser shall not receive a credit for any special assessments, or installments thereof, that are levied or are first due and payable after the Closing and Purchaser shall be responsible for all such special assessments or installments thereof.

10.3    Prorations and Adjustments. The prorations and adjustments to the Purchase Price set forth in this Section 10.3 shall be made between Seller and Purchaser and included in the closing statement. All prorations shall be made on a per diem basis as of the Apportionment Time (as defined above).

10.3.1    Current rents, advance rentals, operating expenses, additional rent and other charges actually paid by tenants under the Leases, and charges under the Property Agreements to be assumed by Purchaser shall be prorated as of the Apportionment Time.

10.3.2    The parties shall use commercially reasonable efforts to cause all utility providers to perform a meter reading as close to the Closing Date as is practicable. Purchaser shall arrange for the provision of all utility services in Purchaser's name from and after the Closing, so that such utility services are no longer provided in Seller's name. Seller shall be entitled to a refund of all utility deposits made by or on behalf Seller, and Purchaser shall make its own deposits directly with the utility provider. Seller shall receive a credit for all deposits made by or on behalf of Seller to the extent the same remain on deposit for the benefit of Purchaser.

10.3.3    Unapplied security deposits existing under the Leases as of the Closing shall be credited to Purchaser at Closing.

10.3.4    Subject to the last sentence of this Section 10.3.4, any tenant improvements, allowances, third party leasing commissions and all costs and reimbursements payable by the landlord to or on behalf of the tenant that are paid or incurred by Seller after the Effective Date of this Contract with respect to leases, lease renewals, lease expansions, lease modifications or other rental agreements executed after the Effective Date in accordance with Section 7.1.3, excluding the Additional Leases, shall be paid by Purchaser at or after Closing. All of the foregoing amounts are called the "Purchaser Leasing Costs." The Purchaser Leasing Costs shall not include any tenant improvements, allowances or third party leasing commissions that, in each case, relate to the primary term of the Additional Leases or of the Lease with Peachtree Providence Partners, LLC (the "Peachtree Lease"), all of which shall be Seller Leasing Costs (but the Purchaser Leasing Costs shall include any and all costs, fees or expenses that are payable under or in connection with any of the Leases (including, without limitation, the Additional Leases and the Peachtree Lease) after the Closing that relate to any election by the landlord under any Lease to move the tenant or that relate to any extension or renewal option under such Leases). Seller shall receive a credit at Closing for such Purchaser Leasing Costs paid by Seller on or prior to the Closing Date. At the Closing, Purchaser shall execute and deliver to Seller a document pursuant to which Purchaser assumes liability for all unpaid amounts of the Purchaser Leasing Costs and indemnifies Seller with respect thereto. Any tenant improvements, allowances and third party leasing commissions that relate to Leases executed prior to the Effective Date (as the same may have been modified by any lease renewals, lease expansions, lease modifications or other rental agreements executed prior to the Effective Date) and the Additional Leases, exclusive of the Purchaser Leasing Costs and any costs, fees or expenses relating to extensions or renewal terms not exercised prior to the Effective Date, shall be paid for by Seller at or prior to the Closing. All of the foregoing amounts payable by Seller are called the "Seller Leasing Costs." At the Closing, Seller shall execute and deliver to Purchaser a document pursuant to which Purchaser confirms it liability for all unpaid amounts of the Seller Leasing Costs and indemnifies Purchaser with respect thereto. The terms of this Section 10.3.4 shall survive Closing.

10.3.5    If on the Closing Date, any Tenant is delinquent in the payment of rent, including any additional rent billed but unpaid at the time of Closing, said delinquent rent shall remain the property of Seller and no proration with respect thereto shall be made at Closing. Purchaser will use its reasonable efforts to collect such delinquent rent; provided, however, that Purchaser shall not be required to commence any legal action to collect such sums. If Purchaser does not elect to file a lawsuit on Seller's behalf (in which event all matters in such lawsuit relating to any sums due to Seller will be controlled solely by Seller), then Seller reserves the right to file a lawsuit for damages against the applicable tenant for any delinquent rent, and Purchaser shall reasonably cooperate with Seller in connection therewith at no expense to Purchaser. For a period of six (6) months following the Closing (or such additional period of time during which Seller is pursuing a claim in court against the applicable tenant, if such claim is commenced during the 6 month period), Purchaser shall not modify any Lease in any way that affects any sums that may be due to Seller. Seller shall have the right to contact tenants to request payment of delinquent rentals after the Closing Date and to institute legal proceedings, at Seller’s sole expense, to collect and retain such delinquent rentals. If Purchaser collects any sums from Tenants, following the application of any sums collected from any Tenant to the monthly rental obligations accruing on or after the Closing Date, Purchaser shall remit the balance thereof, if any, to Seller, less all reasonable direct out-of-pocket costs of collection actually incurred by Purchaser in connection with the collection of the sums due to Seller. All sums received by Purchaser after Closing from any tenants attributable to the period prior to the Closing Date shall be deemed to be held in trust by Purchaser for Seller for application as provided in this Section.

10.3.6    Purchaser will obtain its own insurance from and after the Closing. Seller shall be entitled to cancel its insurance at Closing and shall be entitled to all unearned premiums thereon.

10.4    Adjustment. To the extent that errors are discovered in, or additional information becomes available with respect to, the prorations and allocations made at Closing, Seller and Purchaser agree to make such post-Closing adjustments as may be necessary to correct any inaccuracy; however, all prorations will be final thirty (30) days after Closing except as otherwise provided in Section 10.5 below, and except that if the tax bill issued in the year in which Closing occurs is not available prior to the Closing, then post-Closing adjustments for such tax bill will be final ninety (90) days after the tax bill is issued.

10.5    Additional Rent. Reconciliations of taxes, insurance charges and other expenses owed by tenants of the Property for the calendar year (or fiscal year if different from the calendar year) in which Closing occurs shall be prepared by Purchaser with the cooperation of Seller within ninety (90) days following the end of such year in accordance with the requirements set forth in the Leases and as provided in this Section 10.5. The proration between the parties of income received from tenants from reconciliations of expenses under the Leases shall be calculated based on the expenses for such year, the sums collected from tenants (inclusive of payments made by each tenant after any reconciliation statements are delivered to the tenants) and the expenses paid by each party with respect to each party’s period of ownership of Property. Purchaser shall provide to Seller an accounting of the reconciliations and receipts from tenants. Any sums due to either party as a result of any reconciliation shall be promptly paid to the other party, but in no event shall any sums due to Seller be paid later than ten (10) Business Days after receipt of the reconciliation payment from relevant tenant.

10.6    Disputes with Respect to Adjustments. If Seller and Purchaser, each acting reasonably and in good faith, cannot resolve any issue with respect to the adjustments described in this Section 10, they shall submit such issue for binding resolution by a nationally recognized accounting firm mutually acceptable to both parties (the "Accounting Firm"). The parties shall bear equally all fees and expenses of the Accounting Firm in connection with the resolution of such issue, and each party shall bear its own legal, accounting and other fees and expenses incurred in connection with the resolution of the issue by the Accounting Firm. Such resolution shall be final and binding on the parties and judgment may be entered upon such resolution in any court having jurisdiction thereof. Seller and Purchaser agree that the proceeding described in this Section 10.6 shall be conducted in Charlotte, North Carolina.

10.7    Survival. The provisions of this Section 10 will survive Closing.

11.CONDITIONS TO PURCHASER'S AND SELLER'S CLOSING OBLIGATIONS.

11.1    Conditions to Purchaser's Obligations. In addition to any other conditions to Closing set forth in this Contract, Purchaser's obligation to fund the Purchase Price and close this transaction is subject to the satisfaction or waiver by Purchaser, in its sole and absolute discretion, of the following conditions:

11.1.1    As of Closing, the representations and warranties of Seller in Section 6.1, subject to the updates and exceptions thereto permitted under this Contract, shall be true and correct in all material respects; and

11.1.2    Seller shall have performed, observed and complied with all covenants, agreements and conditions required by this Contract to be performed, observed and complied with by Seller prior to, or as of, the Closing.

11.1.3    Seller shall have delivered to Purchaser, at least five (5) Business Days prior to the Closing, Acceptable Tenant Estoppels (as defined below) from tenants leasing at least seventy percent (70%) of the space in the Property that is subject to a Lease, which must include Acceptable Tenant Estoppels from the following Tenants (the "Required Tenants"): (a) Campus Crest Lease, LLC, (b) Medflow Holdings, LLC, (c) Wells Fargo Bank, N.A., (d) Dickey McCamey, (e) KSQ Architects, PC, and (f) Edwin M. Rollins Company. An “Acceptable Tenant Estoppel” means a Tenant Estoppel executed by a Tenant that is (i)  is dated not more than thirty (30) days prior to the Closing Date, (ii) states that the Lease is in effect, (iii) does not indicate that a default exists under the relevant Lease on the part of the landlord, and (iv) does not contain any information that deviates in any material respect from the information contained in the rent roll delivered by Seller to Purchaser as a part of Seller's Deliverables. Notwithstanding the foregoing, in the event Seller delivers the Acceptable Tenant Estoppels from the Required Tenants but cannot for any reason obtain a sufficient number of Acceptable Tenant Estoppels from other Tenants so as to meet the foregoing condition, then Seller may, at its option, elect to deliver to Purchaser at or prior to the Closing a certificate or certificates of Seller in the form of Exhibit "F" (the “Seller Estoppel”) with respect to Tenants leasing up to fifteen percent (15%) of the space in the Property that is subject to a Lease and thereupon the foregoing precedent condition in this Section 11.1.3 shall be deemed satisfied; provided, however, in no event may Seller provide a Seller Estoppel on behalf of a Required Tenant. Seller’s liability under each such Seller’s certificate delivered in order to meet the condition set forth in this Section 11.1.3 shall expire and be of no further force or effect on the earlier of (A) two hundred seventy (270) days following the Closing Date except to the extent, and only to the extent, if any, that Purchaser shall have delivered to Seller written notice during such 270‑period that describes in reasonable detail a breach or alleged breach by Seller of such Seller Estoppel, and (B) the date that Purchaser receives an Acceptable Tenant Estoppel from the applicable Tenant.

11.1.4    The Title Company has committed to issue the Owner’s Title Policy upon the delivery of all documents required to be delivered by Purchaser, payment of all costs required to be paid by Purchaser, and the satisfaction of all conditions required to be satisfied by the Purchaser.

If any of the conditions set forth in this Section are not satisfied as of the Closing Date, then Purchaser shall have the option, in its sole and absolute discretion, to (i) waive the condition and proceed to close the purchase of the Property contemplated herein and accept the Property without the satisfaction of such conditions with no reduction in the Purchase Price or (ii) (A) if the failure to satisfy the condition results from the default of Seller, exercise an available remedy for default as provided in Section 12.1 below, or (B) if the failure to satisfy the condition does not result from the default of Seller, terminate this Contract, in which event the Earnest Money will be returned to Purchaser, and the parties will have no further obligations under this Contract except for any obligations that survive termination of this Contract by their express terms. If Purchaser fails to deliver written notice of its election prior to the Closing, then Purchaser shall be deemed to have elected to proceed under clause (i) above.
11.2    Conditions to Seller's Obligations. In addition to any other conditions to Closing set forth in this Contract, Seller's obligation to close this transaction is subject to the satisfaction or waiver by Seller, in its sole and absolute discretion, of the following conditions:

11.2.1    As of Closing, the representations and warranties of Purchaser contained in Section 6.3 shall be true and correct; and

11.2.2    Purchaser shall have performed, observed and complied with all covenants, agreements and conditions required by this Contract to be performed, observed and complied with by Purchaser prior to, or as of, the Closing.

If any of such conditions are not satisfied as of the Closing Date, then Seller shall have the option, in its sole and absolute discretion, to (i) exercise its remedies under Section 12.2, or (ii) waive the condition and proceed to close the sale of the Property contemplated herein. If Seller fails to deliver written notice of its election prior at or prior to the Closing, then Seller shall be deemed to have elected to proceed under clause (ii) above.

12.	REMEDIES.

12.1    Default by Seller. If the transaction contemplated herein is not consummated because of a default on the part of Seller that is not cured within five (5) Business Days after written notice from Purchaser (or if such default does not consist of a willful action of Seller and cannot reasonably be cured within such 5 Business Day period, within such additional time, not to exceed an additional five (5) Business Days as may be reasonably necessary to cure the default), then Purchaser may elect, as its sole remedy, in Purchaser's sole and absolute discretion, by written notice to Seller to either: (a) terminate this Contract and receive the return of the Earnest Money and a reimbursement from Seller of all Purchaser’s reasonable and documented out-of-pocket expenses actually incurred in connection with this Contract (collectively, "Purchaser’s Transaction Expenses") up to a maximum reimbursement of $250,000.00, in which event this Contract shall terminate, the Earnest Money shall be refunded to Purchaser by the Escrow Agent, and upon the receipt by Purchaser of the Earnest Money and Purchaser’s Transaction Expenses neither party shall have any further obligations under this Contract except under any provisions that survive the termination of this Contract by their express terms; (b) waive the default and close on and take title to the Property on the Closing Date subject to such default without any reduction in the Purchase Price; or (c)  seek specific performance of this Contract provided that written notice of Purchaser's intent to seek specific performance is delivered to Seller within thirty (30) days after the date set forth in this Contract for the Closing and the specific performance action is actually filed within sixty (60) days after the date set forth in this Contract for the Closing. If written notice of Purchaser's intent to seek specific performance is not delivered to Seller within such thirty (30) day period, or if such written notice is given but a specific performance action is not filed prior to the expiration of such sixty (60) day period, then Purchaser shall been conclusively deemed to have elected to obtain a return of the Earnest Money, payment of the Purchaser’s Transaction Expenses and to terminate this Contract as provided in (a) above. Purchaser waives and relinquishes the right to any other remedy other than as specified in this Section 12.1. Notwithstanding the foregoing, or any other provision in this Contract to the contrary, (i) if the transaction contemplated herein is not consummated because of a default on the part of Seller that is not cured within five (5) Business Days after written notice from Purchaser, (ii) Purchaser seeks specific performance in full compliance with the foregoing provisions, and (iii) Seller voluntarily transfers and conveys the Property or any portion thereof to another party that makes specific performance unavailable to Purchaser, Purchaser may bring an action for Purchaser’s damages resulting from such transfer that will be deemed to include the excess of consideration received by Seller in connection with Seller’s transfer and conveyance of Property to a party other than Purchaser in excess of the Purchase Price and Purchaser will receive a refund of the Earnest Money. The exercise by Purchaser of any of the remedies set forth in this Section 12.1 shall not limit or affect the liability of Seller under any indemnities contained in this Contract, any obligations of Seller that survive the termination of this Contract by their express terms, or the right of either party to recover attorneys' fees, costs and expenses as provided in Section 12.3 below.

12.2    Default by Purchaser. If the transaction contemplated herein is not consummated because of a default on the part of Purchaser that is not cured within five (5) Business Days after written notice from Seller, or Purchaser defaults in any of its obligations hereunder (including, without limitation, a breach in a representation, warranty or covenant) that is not cured within five (5) Business Days after written notice from Seller (or if such default does not consist of a willful action of Purchaser and cannot reasonably be cured within such 5 Business Day period, within such additional time, not to exceed an additional five (5) Business Days as may be reasonably necessary to cure the default), then Seller shall have the right, as Seller's sole and exclusive remedy except as provided below, to receive the Earnest Money as liquidated damages and in full and final settlement of any claims or damages that Seller has or may have against Purchaser except as provided below, and upon the receipt by Seller of the Earnest Money this Contract shall terminate and be of no further force or effect, except with respect to those indemnities and obligations of Purchaser set forth in this Contract which survive termination by their express terms. It is agreed that the damages that will be sustained by Seller in the event of the Purchaser's default under this Contract are difficult or impossible to accurately ascertain and the Earnest Money is a fair and reasonable estimate of such damages thereof and is intended not as a penalty, but as liquidated damages. The receipt by Seller of liquidated damages shall not limit or affect the liability of Purchaser under any indemnities contained in this Contract, any obligations of Purchaser that survive the termination of this Contract by their express terms or the right of either party to recover attorneys' fees, costs and expenses as provided in Section 12.3 below.

12.3    Attorneys' Fees and Costs. In the event either party to this Contract commences legal action of any kind to enforce or interpret the terms and conditions of this Contract or any of the closing documents, the prevailing party in such litigation will be entitled to collect from the other party all costs, expenses and attorneys' fees incurred in connection with such action. This Section 12.3 shall survive Closing or termination of this Contract.

13.    RISK OF LOSS, DESTRUCTION, AND CONDEMNATION.

13.1    Risk of Loss. Except as otherwise provided in this Contract, Seller shall bear the risk of loss for damage to the Property, or any part thereof, from the execution of this Contract through the Closing. Upon Closing, full risk of loss with respect to the Property will pass to Purchaser. If the Real Property or any material portion thereof is damaged by any cause of whatsoever nature prior to the Closing, Seller will promptly give Purchaser written notice of such damage and Seller's reasonable estimate of the cost to repair such damage.

13.2    Casualty.

13.2.1    Major Damage. If the cost, in the reasonable judgment of a contractor selected by Seller and reasonably acceptable to Purchaser (each an "Acceptable Contractor"), for repairing any such damage exceeds $500,000, Purchaser will have the option, in Purchaser's sole and absolute discretion, exercisable by written notice delivered to Seller within five (5) Business Days of Seller's delivery to Purchaser of notice of the damage and the cost to repair the same but in all events prior to the Closing, to terminate this Contract. If the scheduled Closing Date is less than five (5) Business Days following Seller's delivery of notice to Purchaser of the damage and the cost to repair the same, at Purchaser's option the Closing shall be delayed to allow Purchaser to have five (5) Business Days to deliver a written termination notice in accordance with the foregoing provisions. In the event of the termination of this Contract by Purchaser under this Section 13.2.1, the Earnest Money will be promptly refunded to Purchaser and thereafter neither party will have any further duties or obligations hereunder except under provisions which survive the termination of this Contract by their express terms. If Purchaser does not exercise such right to terminate prior to the Closing within the period set forth above, then Seller shall convey the Property to Purchaser, in its damaged condition, without reduction of the Purchase Price, in which event (a) Seller at Closing shall assign to Purchaser all of Seller's right, title and interest in and to any claims Seller may have under the property insurance policies relating to such damage to the Real Property excluding any claims for Seller's Allocated Proceeds (as defined below), (b) Seller at Closing will pay to Purchaser any property insurance proceeds actually collected by Seller prior to the Closing and the applicable amount of Seller's deductible pursuant to the relevant property damage policy that are collectively in excess of Seller's Allocated Proceeds, and (c) Seller will have no liability or obligation to repair the Property.

13.2.2    Minor Damage. If the cost, in the reasonable judgment of an Acceptable Contractor, for repairing any such damage (exclusive of repairs required to be made by tenants under the Leases) does not exceed $500,000.00, then (a) Seller shall convey the Property to Purchaser on the Closing Date in its damaged condition without reduction of the Purchase Price except that Purchaser at Closing shall receive a credit for any property insurance proceeds actually collected by Seller prior to the Closing and the applicable amount of Seller's deductible pursuant to the relevant property damage policy that are collectively in excess of Seller's Allocated Proceeds, (b) Seller at Closing shall assign to Purchaser all of Seller's right, title and interest in and to any claims Seller may have under the property insurance policies relating to such damage to the Real Property excluding any claims for Seller's Allocated Proceeds, and (c) Seller will have no liability or obligation to repair or replace the Property.

13.2.3    Seller's Allocated Proceeds. Notwithstanding anything to the contrary provided in this Contract, Seller shall have the right to receive and retain from the insurance proceeds (whether such proceeds are paid prior to or after the Closing) all portions of the "Seller's Allocated Proceeds” (as hereinafter defined) that are in excess of the applicable insurance policy deductibles. If prior to the Closing Seller shall not have received insurance proceeds equal to the amount by which Seller's Allocated Proceeds exceeds the applicable insurance policy deductibles, then within five (5) Business Days after Purchaser's receipt of any insurance proceeds and written documentation evidencing the Seller's Allocated Proceeds Purchaser shall pay to Seller an amount equal to the unpaid Seller Allocated Proceeds in excess of the applicable insurance policy deductibles. The provisions of this Section 13.2.3 shall survive the Closing. "Seller's Allocated Proceeds" means with respect to any casualty, collectively: (a) the reasonable, out-of-pocket costs (including reasonable attorneys' fees) incurred by Seller in connection with the settlement of any insurance claim with respect to such casualty; (b) the proceeds of any rental loss, business interruption or similar insurance that are allocable to the period prior to the Apportionment Time; and (c) the reasonable, out-of-pocket costs incurred by Seller in stabilizing, securing and/or restoring the Property following such casualty as required by any Lease.

13.3    Condemnation. If any condemnation or eminent proceedings are commenced with respect to all or any material portion of the Real Property prior to the Closing, Purchaser may at Purchaser's election terminate this Contract prior to the Closing by written notice to Seller within five (5) Business Days after Purchaser has been notified of the commencement of the condemnation or eminent domain proceedings. In the event of such termination, the Earnest Money shall be returned to Purchaser and upon such return neither Seller nor Purchaser will have any further obligations under this Contract except under any provisions that survive the termination of this Contract by their express terms. If Purchaser does not exercise such right to terminate prior to the Closing within the period prescribed, then Seller shall at Closing assign to Purchaser all right, title and interest of Seller in and to any award made in connection with such condemnation or eminent domain proceedings and pay to Purchaser any proceeds thereof received prior to the Closing excluding any portion thereof that is allocable to loss of use of the Property prior to the Apportionment Time; provided, however, the Closing shall not be delayed by reason of any such proceedings and the Purchase Price shall not be reduced as a result thereof. A portion of the Property shall be deemed to be material under this Section 13.3 only if an Acceptable Contractor’s reasonable estimate of the diminution in value of the Property resulting from the eminent domain proceedings exceeds $225,000.00.

13.4    Closing. Purchaser shall have no further rights against Seller after the Closing in connection with any damage to the Property or any condemnation or eminent domain proceeding.

14.    REAL ESTATE COMMISSIONS AND FEES.
Seller represents and warrants to Purchaser that Seller has not dealt with, or entered into any agreement with, any real estate broker, agent, finder, or any party in connection with the transaction contemplated hereby other than Trinity ("Seller’s Broker") and Jones LaSalle Brokerage, Inc. ("Purchaser's Broker," together with Seller's Broker, the "Brokers"). Purchaser hereby represents and warrants to Seller that Purchaser has not dealt with, or entered into any agreement with, any real estate broker, agent, finder, or any party in connection with the transaction contemplated hereby other than the "Brokers". Seller shall pay to Brokers any commission payable in connection with the closing of the sale under this Contract pursuant to a separate agreement between or among Seller and Brokers. Each party hereby indemnifies and agrees to hold the other party harmless for, from and against any loss, liability, damage, cost, or expense (including, without limitation, reasonable attorneys' fees) paid or incurred by the other party by reason of a breach of the representation and warranty or any agreement made by such indemnifying party under this Section 14. The provisions of this Section 14 will survive the Closing or termination of this Contract.
15.    NOTICES.

15.1    Written Notice. All notices, demands and requests which may be given or which are required to be given by either party to the other party under this Contract must be in writing and must be sent by United States certified or registered mail, postage fully prepaid, return receipt requested, or by electronic mail (email), or by Federal Express or a similar nationally recognized overnight courier service, or by facsimile with a confirmation copy delivered by a nationally recognized overnight courier service. Notice will be considered effective on actual receipt (or, if delivery of any properly addressed notice is refused or is unable to be delivered, upon the date of such refusal or the attempted delivery). Notice sent by facsimile will be effective on the actual receipt of the facsimile (not the date of the receipt of the confirmation copy). The respective attorneys for Seller and Purchaser are authorized to give and receive any notices required or permitted to be sent hereunder.

15.2    Addresses. The addresses for proper notice under this Contract are as follows:

Seller:	Purchaser:

Rexford Park Investors, LLC
c/o Greenstreet Real Estate Partners, L.P.
Attn: Jeffrey A. Safchik
2601 S. Bayshore Drive, Suite 900
Miami, FL 33133
Office: (305) 858-4225
Facsimile: (305) 858-2334
Email: jsafchik@greenstreetpartners.com
LendingTree, LLC 11115 Rushmore Drive Charlotte, NC 28277 Attn: CFO Copy to: General Counsel Email: Gabriel.Dalporto@lendingtree.com and Katharine.Pierce@lendingtree.com
with a copy to:	with a copy to:
Sherry A. Stanley, P.A. 6821 Camarin St. Coral Gables, FL 33146 Attn: Sherry A. Stanley, Esq. Facsimile: 305-514-0606 Email: sstanley@sastanleylaw.com	Moore & Van Allen, PLLC 100 N. Tryon Street, Suite 4700 Charlotte, NC 28202 Attn: Evan Bass Email: evanbass@mvalaw.com
ESCROW AGENT:
Chicago Title Insurance Company 200 S. Tryon Street, Suite 800 Charlotte, NC 28202 Attention: Scott Mansfield Email: scott.mansfield@ctt.com

Either party may from time to time by written notice delivered in accordance with Section 15.1 designate a different address to the other party.

16.	NO ASSIGNMENT.

Neither party shall be entitled to assign this Contract without the prior written consent of the other party; provided, however, that Purchaser may assign this Contract, without Seller's consent, to an entity controlled by or under common control with Purchaser so long as such assignee assumes in writing all obligations of Purchaser hereunder and Purchaser delivers to Seller a copy of such fully executed assignment and assumption (which shall set forth the relationship of the assignee to Purchaser ) at least five (5) Business Days prior to Closing. Purchaser shall remain liable under this Contract following any assignment.

17.	MISCELLANEOUS.

17.1    Entire Agreement. This Contract contains the entire agreement between the parties relating to the transaction contemplated hereby and all prior or contemporaneous agreements, understandings, representations or statements, oral or written, are superseded hereby.

17.2    Gender and Number. Words of any gender used in this Contract will be construed to include any other gender and words in the singular number will be construed to include the plural, and vice versa, unless the context requires otherwise.

17.3    Captions. The captions used in connection with the sections and subsections of this Contract are for convenience of reference only and will not be deemed define, describe, expand or limit the meaning of the language of this Contract.

17.4    Successors and Assigns. This Contract will be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. No third party, other than Escrow Agent, shall be a third party beneficiary of this Contract.

17.5    Counterparts. This Contract may be executed by Seller and Purchaser in separate identical counterparts or counterpart signature pages attached to the same Contract, and such counterparts, when taken together, or this Contract with all counterpart signature pages will constitute but one and the same instrument. The parties authorize each other to detach and combine original signature pages and consolidate them into a single original agreement. A copy of this Contract or counterpart hereof executed by any person or entity that is transmitted by facsimile, email or other electronic means shall have the same binding legal effect as an originally signed copy of this Contract.

17.6    Controlling Law; Venue. This Contract will be construed under, governed by and enforced in accordance with the laws of the State of North Carolina, without reference to the laws of any other state. Venue for any litigation relating to this Contract shall be in Mecklenburg County, North Carolina.

17.7    Exhibits. All exhibits, schedules, attachments, annexed instruments and addenda referred to herein will be considered a part hereof for all purposes with the same force and effect as if set forth in full herein.

17.8    No Rule of Construction. Seller and Purchaser have each been represented by counsel and both Seller and Purchaser have participated in the negotiations and preparation of this Contract. Therefore, this Contract will be deemed to be drafted by both Seller and Purchaser, and no rule of construction will be invoked respecting the authorship of this Contract. Accordingly, should any provision of this Contract require judicial interpretation, the court interpreting or construing such provision shall not apply the rule of construction that a document or any provision thereof is to be construed more strictly against one party as a result of the authorship of such provision.

17.9    Severability. All agreements and covenants contained in this Contract are severable. In the event any provision contained herein is held to be invalid by any court, this Contract will be interpreted as if such invalid provision were not contained herein and all remaining provisions of this Contract shall remain in full force and effect.

17.10    Construction of Words. The word "any" will be construed as "any and all." The word "including" will be construed as "including but not limited to." The words "herein", "hereof", "hereunder" and other words of similar import shall refer to this entire Contract and not to any particular article, section or paragraph of this Contract unless otherwise specifically provided.

17.11    Time of Essence. Time is important to both Seller and Purchaser in the performance of this Contract, and both parties have agreed that time is of the essence under all provisions of this Contract.

17.12    Time Periods. All time periods shall be measured in calendar days unless otherwise specified to the contrary, except that if the final date of any period specified in this Contract falls upon a day which is not a Business Day, then, and in such event, the time of such period will be extended to the next Business Day. Whenever used in this Contract, "Business Day" means any day, other than a Saturday or Sunday, on which banks are open for the transaction of banking business in Charlotte, North Carolina, and Miami, Florida.

17.13    Waivers; Modifications. No waiver, modification, amendment, discharge, or change of this Contract shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge, or change is sought.

17.14    No Recordation. Neither this Contract nor any memorandum, affidavit or other document referencing this Contract shall be recorded by or at the request of Purchaser in any public records. Should Purchaser ever record or attempt to record this Contract, or a memorandum, affidavit or other document referencing this Contract, then, notwithstanding anything herein to the contrary, said recordation or attempt at recordation shall constitute a default by Purchaser and, in addition to the other remedies provided for herein, Seller shall be entitled to all rights available at law or in equity.

17.15    No Survival Except as Specified. Except as otherwise expressly provided in this Contract, no agreements and other obligations of Seller and Purchaser in this Contract shall survive the Closing and no action based on any provision that does not survive the Closing shall be commenced after the Closing.

17.16    Survival. The provisions of Sections 17 shall survive any termination of this Contract and shall survive the Closing.

18.    CONFIDENTIALITY.

Purchaser and Seller each hereby agree to hold all information related to this transaction in strict confidence, and will not disclose same to any person other than affiliates, partners, members, directors, officers, employees and agents of each, or to consultants, attorneys, accountants, lenders, banks or other third parties working with the respective party in connection with the transaction who need to know such information for the purpose of performing the respective party’s obligations under this Contract and consummating the transactions contemplated hereby (the persons or entities to which a respective party is permitted to disclose are collectively called such party’s "Representatives") provided that all such Representatives agree to hold such information in strict confidence in accordance with this Section 18 (with Purchaser and Seller each being liable for any disclosure in violation of this Section 18 by any of their respective Representatives), except that notwithstanding the foregoing, (a) Seller, Purchaser and their Representatives shall be allowed to disclose information pertaining to the transaction as may be appropriate to comply with its obligations under this Contract, to satisfy any conditions precedent to the Closing, and as may otherwise be reasonably appropriate in connection with the transaction, and (b) Purchaser shall be allowed to identify itself as a potential acquirer of the Property in connection with obtaining information and reports from third parties other than tenants. Prior to Closing, any release to the public of information with respect to the matters set forth in this Contract will be made only in the form approved by Purchaser and Seller and their respective counsel. This Section 18 shall survive any termination of the Contract and shall supersede and replace the obligations of either party under any separate confidentiality or non-disclosure agreement executed by such party (which are hereby terminated and of no further force or effect); provided, however, that the terms and conditions of this Section 18 shall terminate upon the conveyance of the Property to Purchaser pursuant to this Contract. Notwithstanding anything to the contrary, Purchaser and Seller may each disclose information and the terms of this transaction in response to lawful process or subpoena or other valid or enforceable order of a court of competent jurisdiction or as otherwise required by law (including as required by Purchaser under any applicable Securities and Exchange Commission rules or regulations) provided that, to the extent not prohibited by law, the disclosing party shall deliver written notice to the other party promptly upon receipt of any legal process, subpoena, or order and in advance of any disclosure in order to enable such other party to attempt to limit or eliminate the required disclosure or require confidential treatment of any disclosed information.
19.    IRS REPORTING REQUIREMENTS.

For the purpose of complying with any information reporting requirements or other rules and regulations of the Internal Revenue Service ("IRS") that are or may become applicable as a result of or in connection with the transaction contemplated by this Contract, including, but not limited to, any requirements set forth in proposed Income Tax Regulation Section 1.6045-4 and any final or successor version thereof (collectively the "IRS Reporting Requirements"), Seller and Purchaser hereby designate and appoint the Title Company to act as the "Reporting Person" (as that term is defined in the IRS Reporting Requirements) to be responsible for complying with any IRS Reporting Requirements. The Title Company hereby acknowledges and accepts such designation and appointment and agrees to fully comply with any IRS Reporting Requirements that are or may become applicable as a result of or in connection with the transaction contemplated by this Contract. Without limiting the responsibility and obligations of the Title Company as the Reporting Person, Seller and Purchaser hereby agree to comply with any provisions of the IRS Reporting Requirements that are not identified therein as the responsibility of the Reporting Person. The provisions of this Section 19 will survive the Closing.
20.    Tax Deferred Exchange.

20.1    Cooperation. Seller agrees to reasonably cooperate with Purchaser, at no expense or liability to Seller, to allow Purchaser to effectuate a 1031 tax deferred exchange ("Exchange") in connection with the Real Property; provided, however, that such cooperation shall be subject to the provisions of Section 20.2 below and in no event shall Seller be obligated to take any action that would delay the Closing or result in any increased obligations or liabilities to the Seller. Seller consents to the assignment of this Contract by the Purchaser to an exchange accommodator for the sole purpose of completing such Exchange. It is expressly agreed by the parties hereto that Purchaser's inability to obtain the desired tax treatment for any Exchange shall not affect the enforceability of this Contract and that nothing herein shall be construed as a representation or warranty by a party that the other party will, in fact, be eligible for any of the benefits of an Exchange.

20.2    Additional Agreements. Purchaser shall bear all costs of the Exchange. Purchaser hereby agrees to indemnify, defend and hold the Seller harmless from and against all liabilities (including, without limitation, Seller's attorneys' fees and costs) arising as a result of the Exchange that would not have arisen had the Purchaser not closed the transaction contemplated hereby as part of a like-kind Exchange. Anything in this Section to the contrary notwithstanding: (i) Seller makes no representation or warranty to Purchaser as to the effectiveness or tax impact of any proposed Exchange; (ii) in no event shall Seller be required to take title to any exchange or replacement property; (iii) Purchaser shall provide to Seller copies of all documents that are to be executed by Seller no less than seven (7) Business Days prior to the Closing Date; (iv) in no event shall completion of any such Exchange be a cause or excuse for any delay in the Closing; (v) Seller shall be required to incur any costs or expenses or incur any additional liabilities or obligations in order to accommodate any Exchange requested by the Purchaser or any exchange facilitator; and (vi) Purchaser agrees to use a qualified intermediary to conduct the Exchange.

[Signature Page Follows]

IN WITNESS WHEREOF, this Purchase and Sale Contract was executed as of the respective dates set forth below:

SELLER: REXFORD PARK INVESTORS, LLC, a Delaware limited liability company
Date: October 17, 2016	By: /s/ Jeffrey A. Safchik Name: Jeffrey A. Safchik Title: President
PURCHASER: LENDINGTREE, LLC, a Delaware limited liability company
Date: October 17, 2016	By: /s/ Gabriel Dalporto Name: Gabriel Dalporto Title: Chief Financial Officer

JOINDER BY ESCROW AGENT
The undersigned, Chicago Title Insurance Company (referred to in this Contract as the "Escrow Agent"), hereby acknowledges that it received this Contract executed by Seller and Purchaser on the _____ day of October, 2016, and accepts the obligations of Escrow Agent as set forth herein. Escrow Agent agrees that it will hold the Earnest Money in accordance with this Contract.

CHICAGO TITLE INSURANCE COMPANY

By: _______________________________________________________
Name:
Title:

Schedule of Exhibits:

Exhibit "A" Exhibit "B" Exhibit "C" Exhibit "D" Exhibit "E" Exhibit "F" Exhibit "G" Exhibit "H" Exhibit "I" Exhibit "J" Exhibit "K" Exhibit "L" Exhibit "M" Exhibit "N"	- - - - - - - - - - - - - -
Legal Description
Tenants and Third Parties under Property Agreements and Information Pertaining to the Leases
Existing Exceptions
Seller's Deliverables
Estoppel Letter
Seller Estoppel Letter
Special Warranty Deed
Assignment and Assumption of Lessor's Interest in Leases
Bill of Sale and General Assignment
Certificate of Non-Foreign Status
Notification Letter
Seller's Affidavit
Rent Roll
Security Deposits

EXHIBIT "A"
LEGAL DESCRIPTION OF THE LAND

Parcel One:

TOGETHER WITH THE REAL PROPERTY DESCRIBED ON THE FOLLOWING PAGE:

1

Parcel Two:

2

[***] - Confidential portions of this document have been redacted and filed separately with the Commission.

EXHIBIT "B"
TENANTS AND THIRD PARTIES UNDER PROPERTY AGREEMENTS
AND INFORMATION PERTAINING TO THE LEASES
Tenants and Information Pertaining to the Leases:

Tenants as of Effective Date:
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

Tenant improvements not yet completed:
[***]
[***]
[***]

Unpaid brokerage commissions:
[***]
[***]
[***]
[***]
[***]
[***]

Tenants that have paid rent for more than one month in advance:
[***]
[***]

Third Parties under Property Agreements:
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

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EXHIBIT "C"
EXISTING EXCEPTIONS

1.    Taxes and assessments, or installments thereof, that are not yet due and payable;

2.	The Leases and any memoranda (or short forms) thereof and the rights and claims of all tenants thereunder and their successors, assigns and subtenants;

3.    The following exceptions:

(a)	The lien of all taxes for the year of Closing, which are due and payable but not yet delinquent, and subsequent years;

(b)	Building restriction lines, easements, and any other matters shown on map or plat recorded in Map Book 24, Page 679;

(c)	Title to that portion of the Land within the bounds of Rexford Road;

(d)	intentionally omitted;

(e)	Riparian rights of others incident to any branches, creeks, streams or other waters coursing the Land;

(f)	Easement(s) or right(s)-of-way in favor of the City of Charlotte recorded in Book 4321, Page 312;

(g)	Rights or claims of AT&T Wireless PCS, LLC in possession as tenant under an unrecorded lease, a Memorandum or Short Form evidencing same being recorded in Book 16430, Page 297;

(h)	Easement(s) or right(s)-of-way in favor of the City of Charlotte recorded in Book 3161, Page 256;

(i)	Easement(s) or right(s)-of-way in favor of the City of Charlotte recorded in Book 4321, Page 306;

(j)	Easement(s) or right(s)-of-way in favor of Duke Power Company recorded in Book 3941, Page 540;

(k)	Easement(s) or right(s)-of-way in favor of Duke Power Company recorded in Book 3947, Page 805;

(l)	Easement(s) or right(s)-of-way in favor of Southern Bell Telephone and Telegraph Company recorded in Book 878, Page 306; and

(m)	Easement(s) or right(s)-of-way in favor of ICG Access Services, Inc. recorded in Book 7773, Page 523;

(n)
Driveway Easement Number One and Driveway Easement Number Two as reserved in deed recorded in Book 4400, Page 73; as assigned in Book 4703, Page 325, as to Driveway Easement No. One; and further assigned in recorded in Book 4453, Page 521, as to Driveway Easement No. Two; and

(o)	The following maters (s) as shown on survey by Jimmy F. Cain, PLS, dated November 12, 2015, and any easement(s) or right(s)-of-way associated therewith:

a. Various utility lines with manholes; drainage inlets; fire hydrants; security lights; power poles; water meters; water valves; power boxes; and telephone pedestals located on the Land; and

b.    Drainage pond located in the northern portion of Parcel Two.

4.	All matters that are revealed by the following survey of the Property: Survey prepared by Jimmy F. Cain, PLS, dated November 12, 2015

5.	All zoning and governmental restrictions and/or regulations pertaining to the Property;

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6.	Any fees and charges (such as license fees) required to be paid by any Tenant of the Property pursuant to its Lease; and
7.    Any matters resulting from Purchaser's actions or entry onto the Property.

2

EXHIBIT "D"
SELLER'S DELIVERABLES

1.	The Owner's Policy of Title Insurance issued in connection with Seller's acquisition of the Land;

2.	Plans and specifications of the Improvements;

3.	Operating statements from 2014, 2015 and YTD 2016;

4.	Property condition reports or maintenance reports prepared by third party inspections or engineers on behalf of Seller regarding the Improvements and/or HVAC servicing said Improvements;

5.	Survey of the Property prepared for Seller;

6.	Any written correspondence with Seller and any governmental entity regarding any streetscape plans or drainage improvement plans relative to the Property;

7.	A copy of all Leases;

8.	A copy of all Property Agreements; and

9.	Environmental reports prepared for Seller relative to the Property.

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EXHIBIT "E"
ESTOPPEL LETTER

Attn:
________________________
________________________
________________________

The undersigned, _____________, a _____________ (the “Tenant”), hereby certifies to ________________________    and its affiliates (collectively, “Purchaser”) and Purchaser's lenders (“Lenders”) (collectively, the “Interested Parties”) the following:

(1)    The Tenant is the tenant under that certain ______________, whereby the Tenant is leasing certain premises containing approximately ______ square feet and located at ____________________ (the “Premises”) in the building (“Building”) commonly known as ____________, from _______________, as landlord (the “Landlord”), successor-in-interest to ______________. A true, correct and complete copy of the lease, including all amendments, supplements, modifications and assignments (collectively, the “Lease”) is attached hereto as Exhibit A.

(2)    The Lease is in full force and effect and has not been modified, amended, supplemented or assigned, except as set forth in the attached Exhibit A. The Lease is the entire agreement between the Landlord and the Tenant with respect to the Premises and there are no other agreements (written or oral) between the Landlord and the Tenant other than the Lease.

(3)    Tenant has performed all of its current obligations under the Lease and Tenant is not in default under the Lease. Tenant has not received any notice from Landlord of a default by Tenant under the Lease, and, to Tenant's knowledge, there are no events which have occurred that with the giving of notice or the passage of time or both, would result in a default by Tenant under the Lease.

(4)    There are no uncured defaults on the part of the Landlord under the Lease, Tenant has not sent any notice of default under the Lease to the Landlord, and there are no events which have occurred that, with the giving of notice or the passage of time or both, would result in a default by Landlord thereunder, and at the present time Tenant has no claim against Landlord under the Lease.

(5)    The current term of the Lease is scheduled to expire on _____________. The Tenant has the following options to renew the term of the Lease: _____________.

(6)    The current monthly base rent under the Lease is $____________________. The Tenant has paid rent under the Lease through ____________________. Tenant has no charge, lien, claim of set-off or defense against rents or other charges due or to become due under the Lease or otherwise under any of the terms, conditions, or covenants contained therein.

(7)    Except for ___________________________, Tenant has not paid, and from and after the date hereof, Tenant will not pay, any rent under the Lease for more than thirty (30) days in advance of its due date.

(8)    Tenant has not received any concession (rental or otherwise) except as set forth in the Lease, nor is Tenant aware or have knowledge of any future concession (rental or otherwise), in connection with renting the Premises except as set forth in the Lease.

(9)    No commission or other payment is currently due to any real estate broker by Tenant in connection with the leasing of the Premises to Tenant and there are no agreements, oral or written, under which real estate broker is entitled to any future payment or commission by Tenant in connection with the leasing of the Premises to Tenant except as follows:_________________.

(10)    [Tenant is required under the Lease to pay its pro rata share of operating expenses over the operating expenses for the base year of ______________, and is currently paying an estimated amount of $_________ per month. TO BE INCLUDED ONLY IF APPLICABLE]

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(11)    The Landlord is holding a security deposit under the Lease in the amount of _____________. Tenant has not received any notice from Landlord that all or any portion of the security deposit has been applied against any of Tenant's obligations under the Lease.

(12)    There is not pending nor threatened against or contemplated by Tenant, any petition of bankruptcy, whether voluntary or otherwise, any assignment for the benefit of creditors, or any petition seeking reorganization or arrangements under the federal bankruptcy laws or those of any state.

(13)    Tenant has not subleased any part of the Premises and Tenant occupies, and is in sole possession of the Premises, except as follows:____________________________.

(14)    Tenant has accepted the Premises and Landlord has completed all construction, alterations and improvements required under the terms of the Lease to be completed by Landlord except as set forth below and has paid any and all allowances or inducements which are payable by Landlord under the Lease except as follows:___________________________________.

(15)    Tenant has no options or rights of first offer or refusal with respect to purchasing all or any portion of the Building or the renting of additional space in the Building except as follows: ____________________. Tenant has no right or option to terminate its Lease with respect to all or any portion of the Premises except as set forth in the Lease.

This Estoppel Certificate is being provided by the undersigned, as Tenant, to the Interested Parties. Tenant agrees that the information and representations contained herein may be, and is being, relied upon by the Interested Parties; and all such persons shall be entitled to rely on and to have the benefit of the assurances to matters set forth in this certification. Where no information has been inserted on any blank hereof, the blank shall be deemed to read “NONE”.

The person executing this certification on behalf of Tenant is duly authorized to and has the legal capacity execute this certification, and this certification is and shall be binding on the Tenant, its successors, assigns and representatives and any party claiming through or under Tenant and shall inure to the benefit of Purchaser and Lenders.

WITNESS the following signature:

____________________,
a ___________________

By: _____________________________
Name: __________________________
Its: _____________________________

Date:    ________________________

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EXHIBIT "F"
SELLER ESTOPPEL LETTER

_______________

To:    ___________________
___________________
___________________

The undersigned, Rexford Park Investors, LLC, a Delaware limited liability company (the “Landlord”), hereby certifies to ___________________________and its affiliates (collectively, “Purchaser”) and Purchaser's lenders (“Lenders”) (collectively, the “Interested Parties”) the following:

1.
____________________________ (the "Tenant") is the tenant under that certain ______________, whereby the Tenant is leasing certain premises containing approximately ______ square feet and located at ____________________ (the “Premises”) in the building (“Building”) commonly known as ____________, from Landlord, as landlord[ successor-in-interest to ______________]. A true, correct and complete copy of the lease, including all amendments, supplements, modifications and assignments (collectively, the “Lease”) is attached hereto as Exhibit A.

2.
The Lease is in full force and effect and has not been modified, amended, supplemented or assigned, except as set forth in the attached Exhibit A. The Lease is the entire agreement between the Landlord and the Tenant with respect to the Premises and there are no other agreements (written or oral) between the Landlord and the Tenant other than the Lease.

3.	Neither the Landlord nor, to the Landlord’s Knowledge (as defined below), the Tenant is in default under the Lease.

4.	The current term of the Lease is scheduled to expire on _____________. The Tenant has the following options to renew the term of the Lease: _____________.

5.
The current monthly base rent under the Lease is $_______________. The Tenant has paid rent under the Lease through ______________________. Tenant has no charge, lien, claim of set-off or defense against rents or other charges due or to become due under the Lease or otherwise under any of the terms, conditions, or covenants contained therein.

6.	Landlord has not received from Tenant any rent under the Lease for more than thirty (30) days in advance of its due date.

7.
Landlord has not provided any concession (rental or otherwise) except as set forth in the Lease, nor to Landlord's Knowledge does any future concession (rental or otherwise) exist in favor of Tenant in connection with renting the Premises except as set forth in the Lease.

8.
No commission or other payment is currently due to any real estate broker by Landlord in connection with the primary term of the Lease and there are no agreements, oral or written, under which real estate broker is entitled to any future payment or commission by Landlord in connection with the leasing of the Premises to Tenant except as follows: _____________________.

9.
[Tenant is required under the Lease to pay its pro rata share of operating expenses over the operating expenses for the base year of ______________, and is currently paying an estimated amount of $_________ per month. TO BE INCLUDED ONLY IF APPLICABLE]

10.
The Landlord is holding a security deposit under the Lease in the amount of _____________. Landlord has not provided any notice to Tenant that all or any portion of the security deposit has been applied against any of Tenant's obligations under the Lease except as follows:___________________.

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11.
To Landlord's Knowledge, there is not pending nor threatened against Tenant any petition of bankruptcy, whether voluntary or otherwise, any assignment for the benefit of creditors, or any petition seeking reorganization or arrangements under the federal bankruptcy laws or those of any state.

12.	To Landlord's Knowledge, Tenant has not subleased any part of the Premises and Tenant occupies, and is in sole possession of the Premises, except as follows:____________________________.

13.
Tenant has accepted the Premises and Landlord has completed all construction, alterations and improvements required under the terms of the Lease to be completed by Landlord except as set forth below and has paid any and all allowances or inducements which are payable by Landlord under the Lease except as follows:___________________________________.

14.
Tenant has no options or rights of first offer or refusal with respect to purchasing all or any portion of the Building or the renting of additional space in the Building except as follows: ____________________. Tenant has no right or option to terminate its Lease with respect to all or any portion of the Premises except as set forth in the Lease.

This Estoppel Certificate is being provided by the undersigned, as Landlord, to the Interested Parties. Landlord agrees that the information and representations contained herein may be, and is being, relied upon by the Interested Parties; and all such persons shall be entitled to rely on and to have the benefit of the assurances to matters set forth in this certification subject to the terms and conditions contained herein. Where no information has been inserted on any blank hereof, the blank shall be deemed to read “NONE”.

“Landlord’s Knowledge” means the actual knowledge of Bradley Safchik, without imposing any duty of investigation or personal liability on such individual, and shall not include any imputed, implied or constructive knowledge of such individual.

Notwithstanding anything to the contrary provided herein, the liability of Landlord hereunder shall terminate on the first to occur of (i) two hundred seventy days (270) after the acquisition of the property by Purchaser except to the extent, and only to the extent, if any, that Purchaser shall have given Seller written notice during such 270-day period which describes in reasonable detail the breach or alleged breach of such representations and warranties by Seller or (ii) delivery of a tenant estoppel executed by the Tenant that is consistent with the matters set forth herein.

Very truly yours,

REXFORD PARK INVESTORS, LLC

By:    _____________________________
Name:
Title:

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EXHIBIT "G"
SPECIAL WARRANTY DEED

Excise Tax: __________________________________________________________________________________________

Tax Parcel ID No. ________________________________ Verified by _____________________________________ County

on the ____ day of___________________, 20____ By: ______________________________________________________

Mail/Box to: _________________________________________________________________________________________

This instrument was prepared by: _________________________________________________________________________

Brief description for the Index: ___________________________________________________________________________

THIS DEED, made this the _____ day of_________________________, 20_____, by and between

GRANTOR:	_________________________________________________________________________________________
whose mailing address is ________________________________________________________________ and
_________________________________________________________________________________________
whose mailing address is _____________________________________________________________________
(herein referred to collectively as “Grantor”) and

GRANTEE:	_________________________________________________________________________________________
whose mailing address is _________________________________________________________________ and
_________________________________________________________________________________________
whose mailing address is _____________________________________________________________________
(herein referred to collectively as “Grantee”) and

[Include mailing address for each Grantor and Grantee; marital status of each individual Grantor and Grantee; and type of entity, e.g., corporation, limited liability company, for each non-individual Grantor and Grantee.]

W I T N E S S E T H:

For valuable consideration from Grantee to Grantor, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby gives, grants, bargains, sells and conveys unto Grantee in fee simple, subject to the Permitted Exceptions hereinafter provided, if any, the following described property located in the City of Charlotte, County of Mecklenburg, State of North Carolina, more particularly described as follows:

See Exhibit A attached hereto and made a part hereof

Said property having been previously conveyed to Grantor by instrument(s) recorded in Book _____, Page _____, and being reflected on plat(s) recorded in Map/Plat Book _____, page/slide _____.

All or a portion of the property herein conveyed ___ includes or ___  does not include the primary residence of a Grantor.

TO HAVE AND TO HOLD unto Grantee, together with all privileges and appurtenances thereunto belonging, in fee simple, subject to the Permitted Exceptions hereinafter and hereinabove provided, if any.

And Grantor hereby warrants that, except for the Permitted Exceptions, (a) Grantor has done nothing to impair the title as received by Grantor and (b) Grantor will forever warrant and defend the title against the lawful claims of all persons claiming by, through or under Grantor.

1

This conveyance is made subject to the following Permitted Exceptions:

See Exhibit B attached hereto and made a part hereof

All references to Grantor and Grantee as used herein shall include the parties as well as their heirs, successors and assigns, and shall include the singular, plural, masculine, feminine or neuter as required by context.

IN WITNESS WHEREOF, the Grantor has duly executed the foregoing as of the day and year first above written.

GRANTOR:

REXFORD PARK INVESTORS, LLC,
a Delaware limited liability company

By:________________________________________________________
Name: Jeffrey A. Safchik
Title: President

State of ____________________
County of __________________

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed the foregoing document as the ________________ of Rexford Park Investors, LLC, a Delaware limited liability company, on behalf of that company:
__________________________________________________________________

Such individual(s) are personally known to me or produced ____________ as identification.

Date: _______________ __________________________________________
                                                _______________________________Notary Public
                                                Notary’s Printed or Typed Name
My Commission Expires:
____________________
(Official/Notarial Seal)

2

EXHIBIT A
TO SPECIAL WARRANTY DEED

TOGETHER WITH THE REAL PROPERTY DESCRIBED ON THE FOLLOWING PAGE:

3

4

EXHIBIT B
TO SPECIAL WARRANTY DEED

5

EXHIBIT "H"

ASSIGNMENT AND ASSUMPTION OF

LEASES, GUARANTIES AND LEASE COMMISSION AGREEMENTS

THIS ASSIGNMENT is made and entered into as of this ____ day of ____________________, 2016, by and between REXFORD PARK INVESTORS, LLC, a Delaware limited liability company (hereinafter referred to as "Assignor") and LENDINGTREE, LLC, a Delaware limited liability company (hereinafter referred to as "Assignee").

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution and delivery of this Assignment, Assignor has sold and conveyed to Assignee all those tracts or parcels of land more particularly described in Exhibit A attached hereto and incorporated herein by reference, together with all improvements thereon and all rights, easements and appurtenances thereto (hereinafter collectively referred to as the "Property");

WHEREAS, in connection with such conveyance of the Property, Assignor and Assignee have agreed that Assignor shall transfer and assign to Assignee all right, title and interest of Assignor in and to all leases, subleases and other occupancy agreements (hereinafter collectively referred to as the "Leases") in force and effect at the date hereof, whether or not of record, for the use or occupancy of any portion of the Property, as described in Exhibit B attached hereto and incorporated herein by reference, all guaranties (hereinafter collectively referred to as the "Guaranties") of the obligations of the tenants under the Leases as described in Exhibit C attached hereto, all security deposits (hereinafter collectively referred to as the "Security Deposits") and prepaid rents and other sums (the "Prepaid Sums") as described in Exhibit D attached hereto, the receipt of which is hereby acknowledged by Assignee, and all lease commission agreements (hereinafter collectively referred to as the "Lease Commission Agreements") as described in Exhibit E attached hereto;

WHEREAS, Assignor and Assignee have further agreed that Assignee shall expressly assume all of the obligations of Assignor arising under each of the Leases and Lease Commission Agreements from and after (but not before) the date of this Assignment, including, without limitation, all obligations under the Leases with respect to Security Deposits;

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00), the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, Assignor and Assignee hereby agree as follows:

1.    Transfer and Assignment. Assignor hereby sells, transfers, assigns, delivers and conveys to Assignee, its successors and assigns, subject to the permitted title exceptions set forth in Exhibit F attached hereto and made a part hereof, all right, title and interest of Assignor in, to and under the Leases, the Guaranties, the Security Deposits and the Lease Commission Agreements.

2.    Assumption of Obligations. Assignee hereby assumes and agrees to observe and perform all of the obligations and duties of Assignor under each of the Leases and the Lease Commission Agreements (excluding any obligations under the Lease Commission Agreements for commissions in connection with the primary terms of the Leases) for that period of time from and after, but not before, the date of this Assignment, including without limitation, all covenants and obligations of Assignor with respect to the Security Deposits and Prepaid Sums.

3.    Governing Law. This instrument shall be governed by and construed in accordance with the internal laws of the State of North Carolina, without reference to the conflicts of laws or choice of law provisions thereof.

4.    Binding Effect. This instrument shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

(Signatures on following page)

1

IN WITNESS WHEREOF, each of Assignor and Assignee has caused this Assignment to be executed under seal by its duly authorized signatory as of the day and year first above written.

ASSIGNOR:

REXFORD PARK INVESTORS, LLC, a Delaware limited liability company

By: __________________________________________________________
Name: Jeffrey A. Safchik
Title: President

ASSIGNEE:

LENDINGTREE, LLC, a Delaware limited liability company

By:__________________________________________________________
Name: ____________________________________________________
Title: _____________________________________________________

2

EXHIBIT A TO ASSIGNMENT AND ASSUMPTION OF LEASES AND GUARANTIES

TOGETHER WITH THE REAL PROPERTY DESCRIBED ON THE FOLLOWING PAGE:

3

4

EXHIBIT B TO ASSIGNMENT AND ASSUMPTION OF LEASES AND GUARANTIES

[LEASES]

5

EXHIBIT C TO ASSIGNMENT AND ASSUMPTION OF LEASES AND GUARANTIES

[GUARANTIES]

6

EXHIBIT D TO ASSIGNMENT AND ASSUMPTION OF LEASES AND GUARANTIES

[SECURITY DEPOSITS]

7

EXHIBIT E TO ASSIGNMENT AND ASSUMPTION OF LEASES AND GUARANTIES

[LEASE COMMISSION AGREEMENTS]

8

EXHIBIT "I"
BILL OF SALE AND GENERAL ASSIGNMENT

THIS BILL OF SALE AND GENERAL ASSIGNMENT (this "Assignment") is made as of the ___ day of ____________________, 2016, by REXFORD PARK INVESTORS, LLC, a Delaware limited liability company (hereinafter referred to as "Assignor"), to LENDINGTREE, llc, a Delaware limited liability company (hereinafter referred to as "Assignee").

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution and delivery of this Assignment, Assignor has sold, conveyed and assigned to Assignee all of its right, title and interest in and to the real property described in Exhibit A attached hereto and by this reference made a part hereof, together with all improvements thereon (the "Improvements") and all rights, easements and appurtenances thereto (hereinafter collectively referred to as the "Property"); and

WHEREAS, Assignor has agreed to convey to Assignee assign to Assignee all of Assignor's right, title and interest in and to all assignable guaranties and warranties in connection with the Improvements and to certain property, contract rights and other matters more fully described below subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, in hand paid, the receipt and sufficiency of which are hereby acknowledged, Assignor, subject to the terms hereof, hereby conveys, assigns, transfers, and sells to Assignee, without recourse, the following:

(1)    All tangible personal property owned and used by Seller in connection with the ownership or operation of the Improvements;

(2)    All right, title and interest of Assignor in, to and under the contracts identified on Exhibit B attached hereto (collectively, the "Contracts");

(3)    All Assignor's right, title, and interest in and to all transferable architectural, mechanical, engineering, and other plans and specifications, including site plans, floor plans, drawings, schematics, and surveys, relating to the Property;

(4)    All Assignor's right, title and interest in and to all transferable certificates, permissions, consents, authorizations, variances, waivers, licenses, approvals, and other permits from any governmental authority in respect of the Property and held by Seller; and

(5)    All the right, title, interest, claim and demand which Assignor has in the guaranties and warranties described on Exhibit B attached hereto and incorporated herein by this reference (collectively, the "Warranties") in connection with the Improvements to the extent assignable. Notwithstanding anything to the contrary contained herein, if any Warranty cannot be assigned by Assignor, Assignor agrees to fully cooperate with Assignee (at no cost to Assignor) to enforce the terms of the Warranty on behalf of Assignee if Assignor is so allowed to enforce such Warranty.

Notwithstanding anything to the contrary contained herein, this Assignment (a) shall not apply to any portion of the Warranties or other rights or instruments described herein which apply to Improvements not located on the Property and (b) shall be subject and subordinate to Assignor's assignment, if any, of any Warranties or other rights or instruments described herein to any tenants of the Property under leases with Assignor as of the date hereof.

All tangible personal property is conveyed, assigned, transferred and sold in its "AS IS", "WHERE IS" condition. Assignor hereby disclaims any and all warranties in connection with the tangible personal property transferred hereby, including without limitation, any warranty of fitness for a particular purpose.

Assignee hereby assumes and agrees to observe and perform all of the obligations and duties of Assignor under each of the Contracts for that period of time from and after, but not before, the date of this Assignment.

(Signature on following page)

1

IN WITNESS WHEREOF, Assignor has duly executed this Assignment the day and year first above written.

ASSIGNOR:

REXFORD PARK INVESTORS, LLC, a Delaware limited liability company

By: __________________________________________________________
Name: Jeffrey A. Safchik
Title: President

2

EXHIBIT A TO ASSIGNMENT OF GUARANTIES AND WARRANTIES

TOGETHER WITH THE REAL PROPERTY DESCRIBED ON THE FOLLOWING PAGE:

3

4

EXHIBIT B TO GENERAL ASSIGNMENT

GUARANTIES AND WARRANTIES

5

EXHIBIT "J"
CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by the transferor, the undersigned hereby certifies the following on behalf of the transferor:
1.    The undersigned, MG Real Estate Partners L.P. ("MG") is a company formed and existing under the laws of the State of Delaware, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
2.    MG is not a disregarded entity as defined in §1.1445-2(b)(2)(iii);
3.    MG's U.S. employer identification number is _________________; and
4.    MG's office address is 2601 S. Bayshore Drive, Suite 900, Miami, FL 33133.
The undersigned understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of MG.

MG REAL ESTATE PARTNERS L.P., a Delaware limited partnership By:GREENSTREET MANAGEMENT, INC., a Delaware corporation, its General Partner By:________________________________ Name: Title:

*	The grantor in the deed is Rexford Park Investors, LLC, which is a disregarded entity. The ultimate owner of the beneficial interests of Rexford Park Investors, LLC is MG Real Estate Partners L.P.

1

EXHIBIT "K"
NOTIFICATION LETTER

[date of closing]

Re:    Lease relating to space located in the Rexford Park I & II,
Charlotte, North Carolina

Ladies and Gentlemen:

Please be advised that effective _____________________, Rexford Park Investors, LLC ("Transferor") has transferred the above-referenced property to LendingTree, LLC ("Transferee").

All future rental payments should be sent to the following address:

The contact information for the Purchaser is set forth below:

Transferor: REXFORD PARK INVESTORS, LLC, a Delaware limited liability company By: ________________________________ Name: Jeffrey A. Safchik Title: President	Transferee: LENDINGTREE, LLC, a Delaware limited liability company By:__________________________________ Name: Title:

1

EXHIBIT "L"
SELLER'S AFFIDAVIT

BEFORE ME, the undersigned authority personally appeared Jeffrey A. Safchik ("Affiant"), as the President of Rexford Park Investors, LLC ("Seller"), who, after being first duly sworn, on oath, deposes and says that to the best of his knowledge:

1.    Affiant is the President of Seller and is fully authorized to execute all documents on behalf of Seller in connection with the sale of the real property described on Exhibit A attached hereto (the "Property") to LendingTree, LLC ("Purchaser").
2.    There have been no construction, repairs, alterations or improvements made, ordered or contracted to be made on or to the Property, nor materials ordered therefor, by Seller within the last one hundred twenty (120) days which have not been paid for, and there are no outstanding or disputed claims for any such work or item, except as follows: ___________________________________________.

3.    Seller has not and will not, for the period commencing on _______________ [insert latest commitment date] through the recording of the deed executed by Seller to Purchaser (such period is called the "Gap Period"), encumber, cause any defect to appear in the title to the Property, or convey all or any part of the Property except for the documents executed in connection with the sale to Purchaser. Seller agrees to hold harmless and indemnify ________________________ ("Title Company") against all reasonable costs, expenses and attorneys' fees suffered or incurred by Title Company as a result of the failure of Seller, upon receipt of written notice from any of the Title Company, to promptly remove, bond or otherwise dispose of any such encumbrance, defect or conveyance that may arise or be filed against the Property during the Gap Period as a result of any breach by the Seller of the foregoing agreement.

4.    Seller is in possession of the Property on the date hereof subject only to the rights of the tenants identified on Exhibit B attached hereto and their respective sublessees, successors and assigns.

5.    No mortgages, easements, or restrictions have been executed by the Seller that remain unrecorded except as follows, and copies of such unrecorded documents are attached hereto: _________________________________________________.

6.    No bankruptcy proceedings have been filed by or against the Seller.

7.    There are no pending actions or proceedings relating to the Grantor in any state or federal court in the United States. There are no outstanding state or federal judgments against the Grantor or the Property.

This Affidavit for the purpose of inducing the Title Company to issue owner and loan title insurance policies and/or endorsements in connection with the conveyance of the Property by Seller to Purchaser in connection with the Property. Seller agrees to indemnify and hold harmless the Title Company against liability resulting from its reliance upon the statements made herein if any of the foregoing statements is untrue and the Seller does not cure the same within ten (10) days after written notice. The individual executing this Affidavit may be subject to criminal liability for perjury if any statement contained herein is knowingly false, but such individual shall not be subject to any monetary or other civil liability to Title Company under or in connection with this Seller's Affidavit.

1

IN WITNESS WHEREOF, the foregoing Affidavit was executed by the undersigned as of the ____ day of ________________, 2016.

REXFORD PARK INVESTORS, LLC, a Delaware limited liability company

By: _______________________________________________
Name: Jeffrey A. Safchik
Title: President

STATE OF FLORIDA            )
) SS:
COUNTY OF MIAMI-DADE        )

The foregoing instrument was sworn to, subscribed and acknowledged before me this _____ day of _____________, 2016, by Jeffrey A. Safchik, the President of Rexford Park Investors, LLC, on behalf of that limited liability company. He is personally known to me or has produced _______________________ as identification.

________________________________________
Print or Stamp Name: ______________________
Notary Public, State of Florida
Commission No.:
My Commission Expires:

2

EXHIBIT A
PROPERTY DESCRIPTION

TOGETHER WITH THE REAL PROPERTY DESCRIBED ON THE FOLLOWING PAGE:

EXHIBIT B
TENANTS

EXHIBIT "M"
RENT ROLL

[see attached]

1

Database: TRINITYPM
Bldg Status: Active only

Rent Roll
Rexford Park Investors 1
10/14/2016

Page: 1
Date: 10/14/2016
Time: 10:20 AM

Bldg Id	Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
Vacant Suites														
[***]	[***]	[***]			[***]									
Occupied Suites														
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]							
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
[***]		[***] [***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
[***]		[***] [***]	[***]	[***]	[***]	[***]	[***]			[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
[***]		[***] [***]	[***]	[***]	[***]	[***]	[***]			[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
[***]		[***] [***]	[***]	[***]	[***]	[***]	[***]			[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]

2

Database: TRINITYPM
Bldg Status: Active only

Page: 2
Date: 10/14/2016
Time: 10:20 AM

Rent Roll
Rexford Park Investors 1
10/14/2016

Bldg Id	Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
											[***]	[***]	[***]	[***]
[***]		[***] [***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]
											[***]	[***]	[***]	[***]
											[***]	[***]	[***]	[***]
											[***]	[***]	[***]	[***]
											[***]	[***]	[***]	[***]
											[***]	[***]	[***]	[***]
											[***]	[***]	[***]	[***]
				Total	[***]	[***]		[***]		[***]				
Totals:		Occupied Sqft:	[***]	[***]	[***]	[***]		[***]		[***]				
		Leased/Unoccupied Sqft:		[***]	[***]									
		Vacant Sqft:	[***]	[***]	[***]									
		Total Sqft:		[***]	[***]	[***]								
Total Rexford Park Investors 1:														
		Occupied Sqft:	[***]	[***]	[***]	[***]		[***]		[***]				
		Leased/Unoccupied Sqft:		[***]	[***]									
		Vacant Sqft:	[***]	[***]	[***]									
		Total Sqft:		[***]	[***]	[***]

3

Database: TRINITYPM
Bldg Status: Active only

Rent Roll
Rexford Park Investors 2
10/14/2016

Page: 3
Date: 10/14/2016
Time: 10:20 AM

Bldg Id	Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
Vacant Suites														
[***]	[***]	[***]	[***]											
[***]	[***]	[***]	[***]											
[***]	[***]	[***]	[***]											
[***]	[***]	[***]	[***]											
[***]	[***]	[***]	[***]											
[***]	[***]	[***]	[***]											
Occupied Suites														
[***]	[***]	[***] [***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]
											[***]	[***]	[***]	[***]
											[***]	[***]	[***]	[***]
											[***]	[***]	[***]	[***]
											[***]	[***]	[***]	[***]
		[***] [***]	[***]	[***]	[***]									
				Total	[***]	[***]		[***]		[***]				
[***]	[***]	[***]									[***]	[***]	[***]	[***]
			[***]	[***]	[***]	[***]	[***]							
											[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
		[***] [***]	[***]	[***]	[***]									
				Total	[***]	[***]		[***]		[***]				
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
										[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]							
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4

Database: TRINITYPM
Bldg Status: Active only

Rent Roll
Rexford Park Investors 2
10/14/2016

Page: 4
Date: 10/14/2016
Time: 10:20 AM

Bldg Id	Suit Id	Occupant Name		Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]							
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]									
					Total	[***]	[***]		[***]		[***]				
[***]	[***]	[***]		[***]	[***]	[***]					[***]				
[***]	[***]	[***]		[***]	[***]	[***]					[***]	[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]
												[***]	[***]	[***]	[***]

5

Database: TRINITYPM
Bldg Status: Active only

Rent Roll
Rexford Park Investors 2
10/14/2016

Page: 5
Date: 10/14/2016
Time: 10:20 AM

Bldg Id	Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
Totals:		Occupied Sqft:	[***]	[***]	[***]	[***]	[***]		[***]					
		Leased/Unoccupied Sqft:		[***]	[***]									
		Vacant Sqft:	[***]	[***]	[***]									
		Total Sqft:		[***]	[***]	[***]								
Total Rexford Park Investors 2:														
		Occupied Sqft:	[***]	[***]	[***]	[***]	[***]		[***]					
		Leased/Unoccupied Sqft:		[***]	[***]									
		Vacant Sqft:	[***]	[***]	[***]									
		Total Sqft:		[***]	[***]	[***]								
Grand Total:														
		Occupied Sqft:	[***]	[***]	[***]	[***]	[***]		[***]					
		Leased/Unoccupied Sqft:		[***]	[***]									
		Vacant Sqft:	[***]	[***]	[***]									
		Total Sqft:		[***]	[***]	[***]

6

ADDITIONAL LEASES

Rexford Park Investors 1

10/1/2016

Bldg Id	Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
Occupied Suites														
[***]	[***]		[***]	[***]	[***]	[***]	[***]				[***]	[***]	[***]	[***]
											[***]	[***]	[***]	[***]
											[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]		[***]			[***]	[***]	[***]
									[***]			[***]	[***]	[***]
									[***]			[***]	[***]	[***]

Rent Roll

Rexford Park Investors 2

10/1/2016

Bldg Id	Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
Occupied Suites														
[***]	[***]		[***]	[***]	[***]	[***]	[***]

7

EXHIBIT "N"
SECURITY DEPOSITS

[see attached]

1

Database: TRINITYPM	CM Security Deposits Ledger	Page:	1
BLDG: Rp1	Trinity Partners Management LLC	Date:	10/17/2016
	Rexford Park Investors 1	Time:	10:17 AM
Occupancy Status: Current New	10/16 Through 10/16		
Include Leases with Zero Balances and No Activity: Yes			

Bldg/Lease	Date	Category	SR	Description	Int. Rate	Debit	Credit	Balance	Receipt Desc.	Receipt Type
[***]		[***]						**Master Occp Id:**	[***]	
Balance Forward								[***]		
[***]		[***]						**Master Occp Id:**	[***]	
Balance Forward								[***]

2

Database: TRINITYPM	CM Security Deposits Ledger	Page:	2
BLDG: Rp2	Trinity Partners Management LLC	Date:	10/17/2016
	Rexford Park Investors 2	Time:	10:17 AM
Occupancy Status: Current New	10/16 Through 10/16		
Include Leases with Zero Balances and No Activity: Yes			

Bldg/Lease	Date	Category	SR	Description	Int. Rate	Debit	Credit	Balance	Receipt Desc.	Receipt Type
[***]	[***]							**Master Occp Id:** [***] [***]		
Balance Forward										
[***]	[***]			[***]		[***]		**Master Occp Id:** [***] [***]		
Balance Forward										
[***]	[***]							**Master Occp Id:** [***] [***]		
Balance Forward										
[***]	[***]							**Master Occp Id:** [***] [***]		
Balance Forward										
[***]	[***]							**Master Occp Id:** [***] [***]		
Balance Forward										
[***]	[***]			[***]		[***]		**Master Occp Id:** [***] [***]		
Balance Forward

3

Page: 3

Database: TRINITYPM	CM Security Deposits Ledger	Date:	10/17/2016
BLDG: Rp2	Trinity Partners Management LLC	Time:	10:17 AM
Occupancy Status: Current New	Rexford Park Investors 2		
Include Leases with Zero Balances and No Activity: Yes	10/16 Through 10/16		

Bldg/Lease	Date	Category	SR	Description	Int. Rate	Debit	Credit	Balance	Receipt Desc.	Receipt Type
[***]		[***]		[***]				**Master Occp Id:** [***]		
Balance Forward								[***]		
[***]		[***]						**Master Occp Id:** [***]		
Balance Forward								[***]		
[***]		[***]						**Master Occp Id:** [***]		
Balance Forward								[***]		
[***]		[***]		[***]		[***]		**Master Occp Id:** [***]		
Balance Forward								[***]		
[***]		[***]		[***]		[***]		**Master Occp Id:** [***]		
Balance Forward								[***]

4

Database: TRINITYPM
BLDG: Rp2

Occupancy Status: Current New
Include Leases with Zero Balances and No Activity: Yes

CM Security Deposits Ledger
Trinity Partners Management LLC
Rexford Park Investors 2
10/16 Through 10/16

Page: 4
Date: 10/17/2016
Time: 10:17 AM

Bldg/Lease	Date	Category	SR	Description	Int. Rate	Debit	Credit	Balance	Receipt Desc.	Receipt Type
[***]		[***]						**Master Occp Id:** [***]		
Balance Forward								[***]		
[***]		[***]		[***]				**Master Occp Id:** [***]		
Balance Forward								[***]		
[***]	[***]	[***] [***]	[***]	[***] [***]				[***]		
[***]		[***]				[***]		**Master Occp Id:** [***]		
Balance Forward								[***]		
[***]	[***]	[***] [***]	[***]	[***] [***]				[***]		
[***]		[***]						**Master Occp Id:** [***]		
Balance Forward								[***]		
[***]		[***]						**Master Occp Id:** [***]		
Balance Forward								[***]		
[***]	[***]	[***] [***]	[***]	[***] [***]				[***]		
	Grand Total:							[***]

5